                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FLEXTRONICS INTERNATIONAL LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 14, 1997

To our Shareholders:

     You are cordially invited to attend and NOTICE IS HEREBY GIVEN of the Annual General Meeting of FLEXTRONICS INTERNATIONAL LTD. (the "Company") which will be held at the Sheraton San Jose Hotel, 1810 Barber Lane, Milpitas, California, United States of America, at 9:00 a.m., California time on October 14, 1997 for the following purposes:

  As Ordinary Business

     1. To re-elect Tsui Sung Lam who will retire pursuant to Article 95 of the Articles of Association of the Company, to the Board of Directors:

     2. To receive and adopt the Audited Accounts of the Company for the fiscal year ended March 31, 1997 together with the Reports of the Directors and Auditors thereon.

     3. To consider and vote upon a proposal to appoint Arthur Anderson as independent auditors for the Company for the fiscal year ending March 31, 1998 in place of the retiring auditors, Ernst & Young, and to authorize the Directors to fix their remuneration.

  As Special Business

     4.  To pass the following resolution as an Ordinary Resolution:

     RESOLVED THAT approval be and is hereby given for the Company's 1993 Share Option Plan (the "1993 Plan") to be amended to increase the maximum number of Ordinary Shares authorized for issuance under the 1993 Plan from 2,000,000 Ordinary Shares to 2,600,000 Ordinary Shares and that an additional 600,000 Ordinary Shares be reserved for issuance under the 1993 Plan, and that such Ordinary Shares, when issued and paid for in accordance with the terms of the 1993 Plan, shall be validly issued, fully paid and nonassessable Ordinary Shares in the capital of the Company.

     5.  To pass the following resolution as an Ordinary Resolution:

     RESOLVED THAT approval be and is hereby given for adoption of the Company's 1997 Employee Share Purchase Plan (the "Share Purchase Plan"), a summary of which is set out in the Proxy Statement dated August 18, 1997, and that the aggregate maximum number of Ordinary Shares authorized for issuance under the Share Purchase Plan be 75,000 Ordinary Shares and that such Ordinary Shares, when issued and paid for in accordance with the terms of the Share Purchase Plan, shall be validly issued, fully paid and nonassessable Ordinary Shares in the capital of the Company, and that the Board of Directors be and are hereby authorized to:

     (a) establish and administer the Share Purchase Plan;

     (b) modify and/or amend the Share Purchase Plan from time to time provided that such modification and/or amendment is effected in accordance with the provisions of the Share Purchase Plan and to do all such acts and to enter into all such transactions, arrangements and agreements as may be necessary or expedient in order to give full effect to the Share Purchase Plan; and

     (c) offer and grant options in accordance with the provisions of the Share Purchase Plan and to allot and issue from time to time such number of Ordinary Shares in the capital of the Company as may be required to be issued pursuant to the exercise of the options under the Share Purchase Plan.

     6. To pass the following resolution as an Ordinary Resolution:

     RESOLVED THAT pursuant to the provisions of Section 161 of the Companies Act, Cap. 50, and notwithstanding the provisions of Article 46 of the Articles of Association of the Company but subject otherwise to the provisions of that Act and the Articles of Association of the Company, the Board of Directors be and are hereby authorized to allot and issue, or grant options in respect of, Ordinary Shares in the capital of the Company or to allot and issue such shares in the capital of the Company pursuant to the exercise of any option granted in respect thereof to such persons on such terms and conditions and with such rights or restrictions as they may think fit to impose and as are set forth in the Articles of Association of the Company aforesaid and that such authority shall continue in force until the conclusion of the next Annual General Meeting or the expiration of the period within which the next Annual General Meeting of the Company is required by law to be held, whichever is the earlier.

  As Ordinary Business

     7. To transact any other business as may properly be transacted at any Annual General Meeting.

     The Board of Directors has fixed the close of business on August 18, 1997 as the record date for determining those shareholders who will be entitled to receive copies of this Notice and accompanying Proxy Statement. However, holders of record on October 14, 1997 will be entitled to vote at the Annual General Meeting.

     A shareholder (member) entitled to attend and vote at the Annual General Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not also be a shareholder (member). Representation of at least 33 1/3% of all outstanding Ordinary Shares of Flextronics International Ltd. is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. An instrument appointing a proxy must be left at the registered office of the Company located at 36, Robinson Road, #18-01, City House, Singapore 068877 or at Boston EquiServe, P.O. Box 8040, Boston, MA 02266-8040, United States of America not less than forty-eight (48) hours before the time appointed for holding the meeting. Your proxy may be revoked at any time prior to the time it is voted.

                                          By Order of the Board of Directors,

                                          Yap Lune Teng
                                          Joint Secretary

Singapore
September 12, 1997

SHAREHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT CAREFULLY PRIOR TO RETURNING
                                 THEIR PROXIES

                                PROXY STATEMENT
                                      FOR
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                       OF
                         FLEXTRONICS INTERNATIONAL LTD.

                         TO BE HELD ON OCTOBER 14, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Flextronics International Ltd. (the "Company") of proxies to be voted at the Annual General Meeting which will be held at 9:00 a.m., California time on October 14, 1997 at the Sheraton San Jose Hotel, 1810 Barber Lane, Milpitas, California in the United States of America, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting. This Proxy Statement and the proxy card were first mailed on or about September 12, 1997 to shareholders of record on August 18, 1997. The entire cost of soliciting proxies will be borne by the Company.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The close of business on August 18, 1997 was the record date for shareholders entitled to notice of the Annual General Meeting. As of that date, the Company had 13,771,447 Ordinary Shares, S$0.01 par value per share (the "Ordinary Shares"), issued and outstanding. All of the Ordinary Shares issued and outstanding on October 14, 1997 are entitled to vote at the Annual General Meeting, and shareholders of record on October 14, 1997 entitled to vote at the meeting will on a poll have one (1) vote for each Ordinary Share so held on the matters to be voted upon.

     Ordinary Shares represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Annual General Meeting in accordance with the shareholders' instructions contained therein. The affirmative vote of the holders of a majority of the issued shares present and voting in person or by proxy at the Annual General Meeting is required to re-elect the director nominated pursuant to Proposal No. 1, to approve Proposal Nos. 2 and 3, and to approve the ordinary resolutions in Proposal Nos. 4, 5 and 6. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions nor broker non-votes are counted in tabulations of the votes cast on proposals presented to shareholders.

     In the absence of contrary instructions, shares represented by proxies will be voted FOR Proposal Nos. 1, 2, 3, 4, 5 and 6. Management does not know of any matters to be presented at this Annual General Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any shareholder of record has the right to revoke his or her proxy at any time prior to voting at the Annual General Meeting by submitting a subsequently dated proxy or by attending the meeting and voting in person. To be effective, a proxy must be deposited at the registered office of the Company located at 36 Robinson Road #18-01, City House, Singapore 068877 or at Boston EquiServe, P.O. Box 8040, Boston, MA 02266-8040, United States of America, at least forty-eight (48) hours before the time set for the Annual General Meeting.

     The Company has prepared, in accordance with Singapore law, Singapore dollar financial statements to be distributed as part of this Proxy Statement. Except as otherwise stated herein, all monetary amounts in this Proxy Statement have been presented in U.S. dollars.

                                  PROPOSAL 1:

                            RE-ELECTION OF DIRECTOR

     At each Annual General Meeting at least one-third (1/3) of the Directors (or, if their number is not a multiple of three (3), the number nearest to but not less than one-third (1/3)) are required to retire from office. The Directors required to retire in each year are those who have been in office longest since their last re-election or appointment. As between persons who became or were last re-elected Directors on the same day, those required to retire are (unless they otherwise agree among themselves) determined by lot. At the 1997 Annual General Meeting, Messrs. Tsui Sung Lam and Bernard J. Lacroute will retire from office. Retiring Directors are eligible for re-election, however Mr. Bernard J. Lacroute has declined to stand for re-election at the 1997 Annual General Meeting. The Board of Directors also wishes to inform the shareholders that Mr. Robert R. B. Dykes, who resigned as a Director of the Company with effect from August 19, 1997, became the Senior Vice President of Finance and Administration in February 1997 and will continue in that capacity in lieu of being a Director of the Company. As set forth below, Mr. Tsui Sung Lam is eligible for re-election and has been nominated to stand for re-election at the 1997 Annual General Meeting. In addition, the Company anticipates that additional non-employee directors will be appointed following the 1997 Annual General Meeting. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominee for Director listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors, in accordance with Article 100 of the Articles of Association of the Company, to fill the vacancy. In the event that additional persons are nominated for election as Directors, in accordance with Article 100 of the Articles of Association of the Company, the proxy holders intend to vote all proxies received by them for the nominee listed below. Except as provided above, as of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

                                 VOTE REQUIRED

     The affirmative vote of the holders of a majority of the issued shares present and voting in person or by proxy at the Annual General Meeting is required to re-elect Mr. Tsui. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions or broker non-votes are counted in the tabulation of the votes cast on the re-election of Mr. Tsui.

     THE BOARD RECOMMENDS A VOTE FOR THE RE-ELECTION OF MR. TSUI TO THE BOARD OF DIRECTORS.

NOMINEE TO BOARD OF DIRECTORS

     Tsui Sung Lam (age 47) -- Mr. Tsui has been the Company's President, Asia-Pacific Operations since April 1997, and a Director since 1991. From January 1994 to April 1997, he served as the Company's President and Chief Operating Officer. From June 1990 to December 1993, he was the Company's Managing Director and Chief Executive Officer. From 1982 to June 1990, Mr. Tsui served in various positions for Flextronics, Inc., the Company's predecessor, including Vice President of Asian Operations. Mr. Tsui received Diplomas in Production Engineering and Management Studies from Hong Kong Polytechnic, and a Certificate in Industrial Engineering from Hong Kong University.

DIRECTORS NOT STANDING FOR RE-ELECTION

     Michael E. Marks (age 46) -- Mr. Marks has been the Company's Chief Executive Officer since January 1994 and its Chairman of the Board since July 1993. He has been a Director of the Company since December 1991. From November 1990 to December 1993, Mr. Marks was President and Chief Executive Officer of Metcal, Inc., a precision heating instrument company ("Metcal"). Mr. Marks received a B.A. and M.A. from Oberlin College and an M.B.A. from the Harvard Business School.

     Stephen J. L. Rees (age 36) -- Mr. Rees has served as a Director of the Company since April 1996, as Senior Vice President, Worldwide Sales and Marketing since March 1997, and as Chairman and Chief

Executive Officer of Astron Group Limited ("Astron") since the acquisition of Astron by the Company in February 1996. Mr. Rees has been Chairman and Chief Executive Officer of Astron since November 1991. Mr. Rees holds a B.A. in Finance from the City of London Business School and graduated in Production Technology and Mechanical Engineering from the HTL St. Polten Technical Institute in Austria.

     Richard L. Sharp (age 50) -- Mr. Sharp has served as a Director of the Company since July 1993. He has been the Chairman, President, Chief Executive Officer and a director of Circuit City Stores, Inc., a consumer electronics and appliances retailer, since June 1986. Mr. Sharp also serves as a director of S&K Famous Brands, Inc. and the James River Corporation.

     Bernard J. Lacroute (age 53) -- Mr. Lacroute has served as a Director of the Company since July 1993. Mr. Lacroute has been a partner of Kleiner Perkins Caufield & Byers, a Northern California venture capital firm, since 1989. Mr. Lacroute also serves as a director of several privately-held companies.

     Michael J. Moritz (age 42) -- Mr. Moritz has served as a Director of the Company since July 1993. Mr. Moritz has been a General Partner of Sequoia Capital, a venture capital firm, since 1988. Mr. Moritz also serves as a director of Yahoo, Inc., Neomagic and several privately-held companies.

                         BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of sixty-four (64) meetings during fiscal 1997. Forty-four (44) of these meetings were held solely for the purpose of approving the allotment of Ordinary Shares of the Company in connection with employee stock option exercises, as required under Singapore law, and were not attended by the full Board of Directors. During the period for which each current Director was a Director or a committee member, all Directors except Messrs. Moritz, Dykes, Lacroute, Sharp and Rees attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served. Of the twenty (20) meetings held primarily for purposes other than the approval of allotments of Ordinary Shares of the Company in connection with employee stock option exercises, all Directors, except for Messrs. Moritz, Dykes, Lacroute, Sharp and Rees, attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has created an Audit Committee and a Compensation Committee of the Board. During fiscal 1997, Mr. Dykes served on both the Audit Committee and the Compensation Committee. Mr. Dykes resigned from both committees upon becoming Senior Vice President of Finance and Administration of the Company in February 1997. Mr. Lacroute replaced Mr. Dykes as a member of the Audit Committee and Mr. Moritz replaced Mr. Dykes as a member of the Compensation Committee. The Audit Committee is currently composed of Mr. Lacroute and Mr. Moritz and is charged with reviewing the Company's annual audit and meeting with the Company's independent accountants to review the Company's internal controls and financial management practices. The Compensation Committee, which is currently composed of Mr. Sharp and Mr. Moritz, recommends to the Board of Directors compensation for the Company's key employees and administers the employee share option plans. The Audit Committee held one (1) meeting in fiscal 1997 and the Compensation Committee held eight (8) meetings in fiscal 1997. There is no nominating committee or a committee performing the functions of a nominating committee.

                             DIRECTOR REMUNERATION

     On the date of each Annual General Meeting, each individual who is at that time serving as a non-employee Director and who does not reside in Singapore receives stock options pursuant to the automatic option grant provisions of the Company's 1993 Share Option Plan. Pursuant to this program, Messrs. Sharp, Dykes, Lacroute and Moritz each received option grants for 3,000 Ordinary Shares in fiscal 1997. In addition, all Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. No non-employee Director receives any cash compensation for services rendered as a Director. No Director who is an employee of the Company receives compensation for services rendered as a Director.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered during fiscal 1997, 1996 and 1995 by the Chief Executive Officer and each of the four most highly compensated executive officers as of March 31, 1997 whose total salary and bonus for fiscal 1997 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                      ANNUAL COMPENSATION                  AWARDS
                          -------------------------------------------    SECURITIES
   NAME AND PRINCIPAL     FISCAL                         OTHER ANNUAL    UNDERLYING     ALL OTHER
        POSITION           YEAR     SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
------------------------  ------   --------   --------   ------------   ------------   ------------
Michael E. Marks........   1997    $300,000   $ 80,400     $234,052(1)     250,000       $  8,351(2)
Chairman of the Board      1996    $275,000   $132,500           --        150,000       $ 10,209(3)
  and Chief Executive      1995    $250,000   $ 45,750           --         25,000       $  9,170(4)
  Officer
Tsui Sung Lam...........   1997    $256,791   $ 87,180           --         20,000       $ 28,757(5)
  President,               1996    $249,176   $143,313           --         40,000       $ 39,988(6)
     Asia-Pacific
  Operations               1995    $216,028   $ 67,533           --             --       $ 18,288(7)
Michael McNamara........   1997    $199,999   $ 30,642     $  5,337(8)      21,000       $  3,958(9)
Vice President,            1996    $173,250   $ 53,626           --         15,000             --
  President
  of U.S. Operations       1995    $165,000   $ 15,468           --             --             --
Dennis Stradford(10)....   1997    $191,100   $ 33,634           --             --       $  8,290(11)
Senior Vice President,     1996    $191,100   $ 65,066           --         13,000       $  9,419(12)
  Sales and Marketing      1995    $182,000   $ 45,018           --             --       $  8,800(13)
Goh Chan Peng(14).......   1997    $174,283   $ 44,870           --         16,000       $ 24,449(15)
Senior Vice President of   1996    $163,718   $ 65,976           --         15,000       $ 24,217(16)
  Finance and              1995    $134,193   $ 49,544           --             --       $ 14,122(17)
     Operations,
  Asia-Pacific

---------------

 (1) Includes an auto allowance of $7,712, forgiveness of a promissory note due to a subsidiary of the Company of $200,000 and forgiveness of interest payment of $26,340 on the promissory note payable to a subsidiary of the Company.

 (2) Includes Company contributions to the Company's 401(k) plan of $4,750 and life and disability insurance premium payments of $3,601.

 (3) Includes Company contributions to the Company's 401(k) plan of $4,370 and life and disability insurance premium payments of $5,839.

 (4) Includes Company contributions to the Company's 401(k) plan of $4,520 and life insurance premium payments of $4,650.

 (5) Includes life insurance payments of $736 and Company contributions to the Central Provident Fund of $28,021. The Central Provident Fund is a Singapore statutory savings plan to which contributions may be made to provide for employees' retirement.

 (6) Includes life insurance payments of $736 and Company contributions to the Central Provident Fund of $39,252.

 (7) Includes life insurance premium payments of $671 and Company contributions to the Central Provident Fund of $17,617.

 (8) Represents forgiveness of interest payment due on a promissory note payable to a subsidiary of the Company.

 (9) Represents Company contributions to the Company's 401(k) plan.

(10) Mr. Stradford was the Company's Vice President, Sales and Marketing through April 1997. Mr. Stradford is now responsible for sales in Europe and is no longer deemed an executive officer of the Company.

(11) Includes Company contributions to the Company's 401(k) plan of $4,750 and life insurance premium payments of $3,540.

(12) Includes Company contributions to the Company's 401(k) plan of $3,832 and life insurance premium payments of $5,587.

(13) Includes Company contributions to the Company's 401(k) plan of $5,460 and life insurance premium payments of $3,340.

(14) Mr. Goh was the Company's Chief Financial Officer for fiscal 1997. Mr. Goh is no longer deemed an executive officer of the Company.

(15) Includes life insurance payments of $736 and Company contributions to the Central Provident Fund of $23,713.

(16) Includes life insurance premium payments of $736 and Company contributions to the Central Provident Fund of $23,481.

(17) Includes life insurance premium payments of $671 and Company contributions to the Central Provident Fund of $13,451.

OPTION GRANT TABLE

     The following table sets forth information regarding option grants during fiscal 1997 to each of the Named Executive Officers. All options were granted pursuant to the Company's 1993 Share Option Plan. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective five-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                          OPTION GRANTS IN FISCAL 1997

                                               PERCENTAGE                              POTENTIAL REALIZABLE
                                  NUMBER OF     OF TOTAL                                     VALUE AT
                                 SECURITIES      OPTIONS                              ASSUMED ANNUAL RATES OF
                                 UNDERLYING    GRANTED TO    EXERCISE                       STOCK PRICE
                                   OPTIONS      EMPLOYEES    PRICE PER   EXPIRATION      APPRECIATION FOR
             NAME                GRANTED(1)      IN 1997     SHARE(2)       DATE          OPTION TERM(3)
-------------------------------  -----------   -----------   ---------   ----------   -----------------------
                                                                                          5%          10%
                                                                                      ----------   ----------
Michael E. Marks...............    250,000         34.7%      $ 23.125     11/08/01   $1,597,244   $3,529,511
Tsui Sung Lam..................     20,000          2.8%      $ 23.125     11/08/01      127,780      282,361
Michael McNamara...............      1,000          0.1%      $  19.75     08/27/01        5,457       12,058
                                    20,000          2.1%      $ 23.125     11/08/01      127,780      282,361
Dennis P. Stradford............         --           --             --           --           --           --
Goh Chan Peng..................      1,000          0.1%      $  19.75     08/27/01        5,457       12,058
                                    15,000          2.1%      $ 23.125     11/08/01       95,835      211,771

---------------

(1) The options shown in the table were granted at fair market value, are incentive stock options and will expire five years from the date of grant, subject to earlier termination upon termination of the optionee's employment. The options become exercisable over a four-year period, with 25% of the shares vesting on the first anniversary of the date of grant and 1/36th of the shares vesting for each full calendar month that an optionee renders services to the Company thereafter. All of the options shown in the table will become immediately exercisable for all of the option shares in the event the Company is acquired by merger or sale of substantially all of the Company's assets or outstanding Ordinary Shares, unless the options are assumed or otherwise replaced by the acquiring entity. The Compensation Committee has authority to provide for the acceleration of each option in connection with certain hostile tender offers or proxy contests for Board membership. Each option includes a limited stock appreciation right pursuant to which the option will automatically be canceled upon the occurrence of certain hostile tender offers, in return for a cash distribution from the Company based on the tender offer price per share. In the case of Messrs. Tsui and Goh, all of the options shown in the table will become immediately exercisable in the event of termination of employment for any reason.

(2) The exercise price of the option may be paid in cash or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of share price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Ordinary Share prices.

YEAR-END OPTION TABLE

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal 1997, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 1997. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $19.875 per share, which was the closing price of the Company's Ordinary Shares as reported on the Nasdaq National Market on March 31, 1997, the last day of trading for fiscal 1997.

         AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND YEAR-END VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                SHARES                        FISCAL YEAR-END(2)            FISCAL YEAR-END(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(1)   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Michael E. Marks............     10,000       286,700       132,002        349,998        1,196,977      692,213
Tsui Sung Lam...............     10,000       310,800        63,355         43,645          830,253      150,482
Michael McNamara............         --            --        30,418         35,582          403,468      114,257
Dennis P. Stradford.........     16,000       416,648         6,105          6,895           44,970       52,915
Goh Chan Peng...............         --            --        35,230         27,770          502,256       70,529

---------------

(1) "Value Realized" represents the fair market value of the Company's Ordinary Shares underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Ordinary Shares on March 31, 1997, the last day of trading for fiscal 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during fiscal 1997 were Mr. Dykes and Mr. Sharp. Mr. Dykes resigned his position on the Compensation Committee upon becoming an officer of the Company in February 1997. The current members of the Compensation Committee are Mr. Sharp and Mr. Moritz. No officers of the Company serve on the Compensation Committee.

EMPLOYMENT AND CONSULTING AGREEMENTS

     In July 1993, the Company entered into employment agreements with Messrs. Tsui and Goh. Under these agreements, Messrs. Tsui and Goh were entitled to receive an annual salary (in Singapore dollars) of S$344,539 and S$207,103, respectively. In April 1997, the Compensation Committee increased the base salaries (in Singapore dollars) of Messrs. Tsui and Goh to S$429,000 and S$304,499, respectively. In addition, the Company entered into revised employment agreements with Messrs. Tsui and Goh as President, Asia Pacific Operations and Senior Vice President of Finance and Operations, Asia Pacific, respectively, effective April 1, 1997. Pursuant to the new employment agreements, the employment of Messrs. Tsui and Goh will continue until either the Company or the employee gives the other 12 months' notice of termination (or pays the other 12 months' base salary in lieu of notice). The Company is required to pay one month's salary for each year of employment by Messrs. Tsui and Goh upon termination of their respective employment by the Company. The Company also agreed that upon termination of employment of Messrs. Tsui or Goh by the Company for any reason, any options to purchase Ordinary Shares then held by them would immediately vest and become exercisable for all of the shares subject to such option.

     In connection with the Company's acquisition of Astron, Astron Technologies Limited, a subsidiary of the Company ("ATL"), entered into a Services Agreement (the "Services Agreement") with Croton Technology Ltd., a company under the management and control of Mr. Rees ("Croton"), and Astron entered into a Supplemental Services Agreement (the "Supplemental Services Agreement") with Mr. Rees. Under the terms of the Services Agreement, Mr. Rees acted as President of ATL, and Croton was responsible for developing the business of ATL through June 1998. The Services Agreement provided that Croton will receive (i) a payment of $15 million on June 30, 1998, $5 million of which was to be payable in cash and $10 million of which was to be payable in cash or the Ordinary Shares of the Company at the option of the Company and (ii) an annual fee in the amount of $90,000. Payment of the $15 million lump sum payment was conditioned upon, among other things, Mr. Rees' continuing as Chairman of Astron through June 1998. The Services Agreement was to terminate on June 30, 1998 but may be terminated for cause under the terms described therein. Pursuant to the terms of the Supplemental Services Agreement, Mr. Rees acted as Chairman of Astron and was responsible for maintaining and developing the business of Astron, and, in exchange, received an annual salary of $140,000. The Supplemental Services Agreement was to terminate on June 30, 1998.

     Effective March 27, 1997, the Company revised the Services Agreement and the Supplemental Services Agreement, and appointed Mr. Rees as the Company's Senior Vice President - Worldwide Sales and Marketing. In connection with this revision, the amount of the payment due on June 30, 1998 was reduced from $15 million to $14 million and the remaining conditions to the Company's payment of the fee were removed. Of the $14 million, $5 million remains payable in cash, and $9 million remains payable in cash or, at the option of the Company, in Ordinary Shares. This reduction was negotiated in view of (i) a negotiated settlement in March 1997 of the amount of the earnout payable by the Company to the former shareholders of Astron in which the Company agreed to certain matters, previously in dispute affecting the amount of the earnout payment, and
(ii) the elimination of the conditions to payment and of Mr. Rees' ongoing obligations under the Services Agreement and the Supplemental Services Agreement.

     In connection with the acquisition of two manufacturing facilities from Ericsson Business Networks AB located in Karlskrona, Sweden, the Company and Mr. Ronny Nilsson entered into an Employment and Noncompetition Agreement ("Employment Agreement") and a Services Agreement (the "Nilsson Services Agreement"), both dated as of April 30, 1997. Pursuant to the Employment Agreement, Mr. Nilsson (a) was appointed as the Company's Senior Vice President, Europe for a four-year period, (b) receives an annual salary of $250,000, and
(c) is entitled to a bonus of up to 45% of his annual salary upon the successful completion of certain performance criteria. Pursuant to the Nilsson Services Agreement, Mr. Nilsson is to perform management consultation and guidance services to the Company in consideration of (a) an aggregate of $775,000 to be paid between March 31, 1997 and April 15, 1998, and (b) the issuance by the Company to Mr. Nilsson of an interest-free loan in the amount of $415,000 to be repaid by Mr. Nilsson in two installments of $210,000 and $205,000 on September 15, 1997 and April 15, 1998, respectively.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings made by the Company under those statutes, the following Compensation Committee Report on Executive Compensation and the Performance Graph will not be incorporated by reference into any of those prior filings; nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

     The Compensation Committee (the "Committee") of the Board of Directors sets the base salary of the Company's executive officers and approves individual bonus programs for executive officers. Option grants to executive officers are also made by the Committee, and the Committee has complete discretion in establishing the terms of each such grant. The following is a summary of policies of the Company that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

GENERAL COMPENSATION POLICY

     The Company's overall policy is to offer its executive officers cash-based and equity-based compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the Company's primary objectives is to have a significant portion of each officer's compensation contingent upon the Company's performance as well as upon his or her own level of performance. The principal factors taken into account in establishing each executive officer's compensation package are summarized below. Additional factors may be taken into account to a lesser degree, and the relative weight given to each factor varies with each individual in the discretion of the Committee. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Cash Based Compensation. The Company sets base salary for executive officers on the basis of personal performance and internal comparability considerations. Bonuses are paid at the discretion of the Committee. In determining the amount of the bonus to be paid to each executive officer, including the Chief Executive Officer, the Company first establishes a percentage of the officers' base salary as a target bonus. The amount of the actual bonus paid to the officer can be greater or less than this percentage, and depends on the Company's net income, the performance of the operations of the Company that are under the officer's supervision and other performance factors, each as compared to budgeted performance for the period. The Company also has a 401(k) retirement savings plan for U.S. employees to which it can contribute a portion of profits and such contribution is allocated to eligible participants in proportion to their total compensation for the year relative to the total aggregate compensation for all eligible participants. The Company believes that all employees share the responsibility of achieving profits.

     Long-Term Equity-Based Compensation. The Committee intends to make stock option grants from time to time. Each grant is designed to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire the Company's Ordinary Shares at a fixed price per share (the market price on the grant date) over a specified period of time (up to five (5) years), thus providing a return to the officer only if he or she remains in the employ of the Company and the market price of the shares appreciates over the option term. The size of the option grant to each executive officer generally is set at a level that is intended to create a meaningful opportunity for share ownership based upon the individual's current position with the Company, but there is also taken into account the individual's potential for future responsibility and promotion over the option term, the individual's personal performance in recent periods and the number of options held by the individual at the time of grant. The relative weight given to these factors varies with each individual in the sole discretion of the Committee.

     CEO Compensation. Mr. Marks' base salary is based on the Company's expectation of his personal performance and comparisons to the base salaries of other executive officers of the Company. With respect to Mr. Marks' base salary, it is the Company's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. In fiscal 1997, the Committee granted Mr. Marks options for 250,000 Ordinary Shares at an exercise price of $23.125 per share. The Committee based its decision regarding the size of the option grant to Mr. Marks, in part on a survey of the number of options held by chief executive officers of comparable companies. The Committee determined that Mr. Marks had substantially fewer options than the chief executive officers of comparable companies. The Committee decided that given Mr. Mark's position as chief executive officer of the Company it was important to set the size of the option grant at a level that is competitive with comparable companies to create a meaningful opportunity for share ownership in the Company.

     Deduction Limit for Executive Compensation. Section 162(m) of the Internal Revenue Code ("Section 162(m)") limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

     The Company believes that stock options granted to its executives qualify for the performance-based exception to the deduction limit and because it is unlikely that other compensation payable to any Company executive would exceed the deduction limit in the near future the Committee has not yet qualified compensation other than options for the performance-based exception. In approving the amount and form of compensation for Company executives, the Committee will continue to consider all elements of cost to the Company of providing that compensation.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                                          Richard L. Sharp

                                          Robert R.B. Dykes (Member until
                                          February 1997)

                                          Michael J. Moritz (Member from
                                          February 1997)

PERFORMANCE GRAPH

     The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Ordinary Shares, assuming $100 invested, compared with the cumulative total return, assuming dividend reinvestment, of the Standard & Poor's 500 Stock Index and the peer group indicated below, during the period from March 18, 1994 (the date of the Company's initial public offering) through March 31, 1997.

     The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performances of the Company's Ordinary Shares.

                COMPARISON OF 36 MONTH CUMULATIVE TOTAL RETURN*
    AMONG FLEXTRONICS INTERNATIONAL LTD., THE S&P 500 INDEX AND A PEER GROUP

                                        Flextronics
        Measurement Period            International,
      (Fiscal Year Covered)                Inc.             Peer Group           S & P 500
3/18/94                                            100                 100                 100
3/94                                                89                  88                  95
3/95                                                98                  85                 109
3/96                                               218                 137                 144
3/97                                               142                 185                 173

 * $100 invested on 03/18/94 in Ordinary Shares, Peer Group or
   Index -- including reinvestment of dividends. Fiscal year ending March 31.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Ordinary Shares and other equity securities of the Company. Additionally, officers, Directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the year ended March 31, 1997 with all Section 16(a) filing requirements applicable to the Company's officers, Directors and greater than ten-percent (10%) beneficial owners.

                               NEW PLAN BENEFITS

     The amount of future option grants under the Discretionary Option Grant Program of the 1993 Share Option Plan (the "1993 Plan") to (i) the Company's Chief Executive Officer; (ii) the Company's Named Executive Officers; (iii) all current executive officers as a group; and (iv) all employees, including all officers who are not executive officers, as a group, are not determinable because, under the terms of the Discretionary Option Grant Program of the 1993 Plan (as more fully described under "Proposal 4"), such grants are made in the discretion of the Plan Administrator or its designees. Future option exercise prices under the 1993 Plan are not determinable because they are based upon the fair market value of the Company's Ordinary Shares on the date of grant. Future purchases under the 1997 Employee Share Purchase Plan (as more fully described under "Proposal 5") are not determinable because they are based on participant contributions.

     The following table shows in the aggregate the options that will be granted to non-employee Directors under the Automatic Option Grant Program of the 1993 Plan in fiscal 1998 if the shareholders approve the amendments to the 1993 Plan. Since all current non-employee Directors are incumbent Directors, no non-employee Director who is elected at the 1997 Annual General Meeting will receive the automatic grant of 30,000 ordinary shares.

                                                             EXERCISE PRICE             NUMBER OF
                NAME AND POSITION                              (PER SHARE)               OPTIONS
-------------------------------------------------  -----------------------------------  ---------
All current Directors who are not executive
  officers as a group (2 persons, excluding Mr.
  Lacroute who is not standing for
  re-election)...................................  Fair market value on date of grant     6,000

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of July 31, 1997 regarding the beneficial ownership of the Company's Ordinary Shares, by (i) each Director,
(ii) each executive officer named in the Summary Compensation Table and (iii) all Directors and executive officers as a group. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

                                                                    NUMBER OF SHARES
                                                                      BENEFICIALLY
              NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNED(1)         PERCENT(2)
-----------------------------------------------------------------   ----------------     ----------
Richard L. Sharp (3).............................................         948,144             6.89%
     c/o Circuit City Stores, Inc.
     9950 Mayland Drive
     Richmond, Virginia 23233
Michael E. Marks (4).............................................         389,759             2.80%
Tsui Sung Lam (5)................................................          57,305                 *
Michael McNamara (6).............................................          36,315                 *
Goh Chan Peng (7)................................................          22,251                 *
Robert R. B. Dykes (8)...........................................          38,024                 *
Dennis P. Stradford (9)..........................................          62,730                 *
Bernard J. Lacroute (10).........................................          62,855                 *
Michael J. Moritz (11)...........................................         953,568             6.92%
Stephen J. L. Rees (12)..........................................          62,505                 *
All directors and executive officers as a group (10 persons)            2,633,456            18.57%
  (13)...........................................................

---------------

  *  Less than 1.0%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Ordinary Shares subject to options that are currently exercisable or exercisable within 60 days of July 31, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Percentage ownership is based upon 13,754,469 outstanding Ordinary Shares as of July 31, 1997.

 (3) Includes 225,000 shares beneficially owned by Bethany Limited Partnership. Mr. Sharp, the general partner of Bethany Limited Partnership, may be deemed to share voting and investment power with respect to such shares. Mr. Sharp disclaims beneficial ownership of all such shares except to the extent of his proportionate interest therein. Also includes 37,625 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Sharp.

 (4) Includes 163,252 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Marks.

 (5) Includes 38,230 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Tsui.

 (6) Includes 36,315 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. McNamara.

 (7) Includes 22,251 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Goh. Mr. Goh was the Company's Chief Financial Officer for fiscal 1997. Mr. Goh is no longer deemed an executive officer of the Company.

 (8) Includes 37,625 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Dykes.

 (9) Includes 1,842 shares held in an IRA rollover account. Also includes 8,480 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Stradford. Mr. Stradford was the Company's Vice President, Sales and Marketing through April 1997. Mr. Stradford is now responsible for sales in Europe and is no longer deemed an executive officer of the Company.

(10) Includes 14,503 shares held by KPCB Zaibatsu Fund I. KPCB IV Associates, L.P., of which Mr. Lacroute is a limited partner, is the general partner of KPCB Zaibatsu Fund I. Mr. Lacroute disclaims beneficial ownership of such shares. Also includes 10,727 shares held by the Bernard and Ronny Lacroute Trust and 37,625 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Lacroute.

(11) Includes 788,985 shares held by Sequoia Capital Growth Fund, a limited partnership, 50,291 shares held by Sequoia Technology Partners III, a limited partnership, 80,167 shares held by Sequoia Capital VII, a limited partnership, 3,900 shares held by Sequoia Technology Partners VII, a limited partnership and 2,600 shares held by Sequoia 1995, a limited corporation. Sequoia Partners (CF) is the general partner of Sequoia Capital Growth Fund and has sole voting and investment power over such shares. The general partners of Sequoia Partners (CF) are Donald T. Valentine, Pierre R. Lamond, Thomas F. Stephenson, Michael J. Moritz and Gordon Russell. The general partners of Sequoia Technology Partners III are Donald T. Valentine, Pierre R. Lamond, Thomas F. Stephenson and Gordon Russell. The general partner of Sequoia Capital VII and Sequoia Technology Partners VII is Sequoia Capital VII-A Management, LLC. The general partners of Sequoia Capital VII-A Management, LLC are Mr. Moritz, Douglas Leone, Mark Stevens, Thomas Stephenson and J. Thomas McMurray. Also includes 27,625 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Moritz.

(12) Also includes 3,754 shares held by Mrs. Janine Margaret Rees. Includes 21,458 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Rees.

(13) Includes 430,486 shares subject to options exercisable within 60 days after July 31, 1997.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information with respect to the only persons who beneficially owned (to the Company's knowledge) more than 5% of the Company's Ordinary Shares as of July 31, 1997. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

                                                                     NUMBER OF SHARES
                                                                       BENEFICIALLY
               NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNED(1)        PERCENT(2)
------------------------------------------------------------------   ----------------    ----------
Ronald Baron (3)..................................................       1,931,600           14.04%
  c/o Baron Capital Management, Inc.
  767 Fifth Avenue, 24th Floor
  New York, New York 10153
Sequoia Capital (4)...............................................         953,568            6.92%
  3000 Sand Hill Road
  Building 4, Suite 280
  Menlo Park, California 94025
The Capital Group Companies (5)...................................         781,500            5.68%
  333 South Hope Street
  Los Angeles, California 90071
Richard L. Sharp (6)..............................................         948,144            6.87%
  c/o Circuit City Stores, Inc.
  9950 Mayland Drive Richmond, Virginia 23233

---------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Ordinary Shares subject to options that are currently exercisable or exercisable within 60 days of July 31, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Percentage ownership is based upon 13,754,469 outstanding Ordinary Shares as of July 31, 1997.

(3) Based on information supplied by Mr. Baron in a Schedule 13D filed with the Securities and Exchange Commission on January 26, 1997. Includes 205,000 shares held by Baron Capital Partners, L.P. and Baron Investment Partners, L.P., of which Mr. Baron is a general partner. Mr. Baron may be deemed to have sole power to vote and direct the disposition of such shares. Also includes 1,465,000 shares held by Baron Asset Fund and Baron Growth & Income Fund, which are advised by BAMCO, Inc., and 261,600 shares held by investment advisory clients of Baron Capital Management, Inc. BAMCO, Inc. and Baron Capital Management, Inc. are controlled by Mr. Baron, and Mr. Baron may be deemed to share power to vote and dispose of such shares.

(4) Includes 788,985 shares held by Sequoia Capital Growth Fund, a limited partnership, 50,291 shares held by Sequoia Technology Partners III, a limited partnership, 80,167 shares held by Sequoia Capital VII, a limited partnership, 3,900 shares held by Sequoia Technology Partners VII, a limited partnership and 2,600 shares held by Sequoia 1995, a limited corporation. Sequoia Partners (CF) is the general partner of Sequoia Capital Growth Fund and has sole voting and investment power over such shares. The general partners of Sequoia Partners (CF) are Donald T. Valentine, Pierre R. Lamond, Thomas F. Stephenson, Michael J. Moritz and Gordon Russell. The general partners of Sequoia Technology Partners III are Donald T. Valentine, Pierre R. Lamond, Thomas F. Stephenson and Gordon Russell. The general partner of Sequoia Capital VII and Sequoia Technology Partners VII is Sequoia Capital VII-A Management, LLC. The general partners of Sequoia Capital VII-A Management, LLC are Mr. Moritz, Douglas Leone, Mark Stevens, Thomas Stephenson and J. Thomas McMurray. Also includes 27,625 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Moritz.

(5) Includes 781,500 shares beneficially owned by Capital Research and Management Company.

(6) Includes 225,000 shares beneficially owned by Bethany Limited Partnership. Mr. Sharp, the general partner of Bethany Limited Partnership, may be deemed to share voting and investment power with respect to such shares. Mr. Sharp disclaims beneficial ownership of all such shares except to the extent of his proportionate interest therein. Also includes 37,625 shares subject to options exercisable within 60 days after July 31, 1997 held by Mr. Sharp.

CERTAIN TRANSACTIONS

     In fiscal 1997, the Company had net sales of approximately $1.55 million to Metcal, a precision heating instrument company. Prior to becoming the Company's Chief Executive Officer in January 1994, Mr. Marks was the President and Chief Executive Officer of Metcal. The Company believes that sales made to Metcal were made on terms no less favorable to the Company than those that could have been obtained from third parties.

     In fiscal 1997, the Company had net sales of approximately $38.1 million to Global Village Communication, Inc. ("Global Village"). Mr. Moritz, a Director of the Company, is affiliated with Sequoia Capital, which through its affiliates owns more than 10% of the outstanding shares of Global Village. Mr. Moritz was a director of Global Village through June 1996. The Company believes that sales made to Global Village were made on terms no less favorable to the Company than those that could have been obtained from third parties.

                                  PROPOSAL 2:

           TO RECEIVE AND ADOPT THE AUDITED ACCOUNTS OF THE COMPANY,
              INCLUDING THE REPORTS OF THE DIRECTORS AND AUDITORS

     The Company's Annual Report for the fiscal year ended March 31, 1997 (the "Annual Report") accompanies this Proxy Statement. The Annual Report includes the Company's United States dollar financial statements prepared in conformity with United States generally accepted accounting principles. The Company's Singapore dollar financial statements prepared in conformity with Singapore generally accepted accounting principles also accompany this Proxy Statement. The United States dollar financial statements and the Singapore dollar financial statements are referred to herein collectively as the "Financial Statements." The Financial Statements are accompanied by auditor's reports of Ernst & Young. The Company publishes its consolidated financial statements in U.S. dollars, which is the principal currency in which it conducts its business. The Company's Singapore dollar financial statements have been prepared and circulated to shareholders as a part of this Proxy Statement as required by Singapore law.

     THE BOARD RECOMMENDS A VOTE FOR THE RECEIPT AND ADOPTION OF THE COMPANY'S FINANCIAL STATEMENTS, INCLUDING THE DIRECTORS' REPORT AND AUDITOR'S REPORTS INCLUDED THEREIN.

                                  PROPOSAL 3:

               APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS AND
                AUTHORIZATION OF BOARD TO FIX THEIR REMUNERATION

     The firm of Ernst & Young served as independent public accountants for the Company for the fiscal year ended March 31, 1997. In connection with the Company's shift of certain financial reporting functions and the Company's audit relationship to San Jose, California, it is proposed that Arthur Andersen be appointed as independent public accountants to audit the accounts and records of the Company for the fiscal year ending March 31, 1998, and to perform other appropriate services. Ernst & Young will not seek reappointment at the 1997 Annual General Meeting. The Company expects that a representative from Arthur Andersen will be present at the 1997 Annual General Meeting. The Company does not expect that a representative from Ernst & Young will be present at the 1997 Annual General Meeting. A notice of nomination of the proposed new auditors, Arthur Andersen, given by a shareholder of the Company is enclosed with this Proxy Statement, as required by Singapore law.

     THE BOARD RECOMMENDS A VOTE FOR THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT AUDITORS FOR FISCAL YEAR 1998 IN PLACE OF THE RETIRING AUDITORS, ERNST & YOUNG, AND AUTHORIZATION FOR THE BOARD OF DIRECTORS TO FIX THEIR REMUNERATION.

                                  PROPOSAL 4:

      ORDINARY RESOLUTION TO APPROVE THE INCREASE OF THE NUMBER OF SHARES
            AUTHORIZED FOR ISSUANCE UNDER THE 1993 SHARE OPTION PLAN

     The Company's shareholders are being asked to approve an amendment to the 1993 Share Option Plan (which was adopted by the Board of Directors and approved by the shareholders in 1993) (the "1993 Plan") to increase the number of the Company's Ordinary Shares authorized for issuance under the 1993 Plan by 600,000 shares, from 2,000,000 shares to 2,600,000 shares. As of August 31, 1997 there were 13,141 Ordinary Shares available for issuance under the 1993 Plan and after this amendment 613,141 Ordinary Shares will be available for issuance under the 1993 Plan. The Board believes the share increase is necessary for the Company to continue to have a sufficient reserve of Ordinary Shares available under the 1993 Plan to attract and retain the services of key individuals essential to the Company's long-term success.

     In connection with the increase of the number of shares authorized for issuance under the 1993 Plan, the Board of Directors has terminated the Executives Share Option Scheme ("SOS"), the Executives Incentive Share Scheme ("ISS") and the nCHIP Stock Option Plan. While there were 205,431 Ordinary Shares available for issuance under the SOS, 4,182 Ordinary Shares available for issuance under the ISS and 76,716 Ordinary Shares available for issuance under the nCHIP Stock Option Plan, upon termination of such plans, none of such 286,329 Ordinary Shares are or will be available for grant or reserved for issuance under such option plans. Each option outstanding at the time of such termination will remain in force in accordance with the provisions of the agreements evidencing such grant.

                            1997 INTERIM OPTION PLAN

     The Company's 1997 Interim Option Plan (the "Interim Plan") was adopted by the Board on June 5, 1997 to supplement the number of shares available for issuance under the 1993 Plan. The Board reserved an aggregate of 130,000 shares for issuance under the Interim Plan. Shares subject to an option granted pursuant to the Interim Plan that expires or terminates for any reason without being exercised will again become available for grant and issuance pursuant to awards under the Interim Plan. The Interim Plan provides a mechanism for the Company to grant non-qualified stock options to certain persons who are not officers or Directors of the Company without incurring the compensation charge that would otherwise result if the Company issued shares under the 1993 Plan subject to future shareholder approval. As the Interim Plan does not provide for the issuance of incentive stock options or for the issuance of options to officers or directors, shareholder approval of the Interim Plan is not required. It is anticipated that no further options will be granted pursuant to the Interim Plan after the approval of the increase in the number of shares reserved for issuance under the 1993 Plan.

     From inception of the Interim Plan in July 1997 to August 1997, options to purchase an aggregate of 106,400 of the Company's Ordinary Shares were granted under the Interim Plan.

                                   1993 PLAN

     The following is a summary of the principal features of the 1993 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at the Company's offices located at 2090 Fortune Drive, San Jose, California 95131.

EQUITY INCENTIVE PROGRAMS

     The 1993 Plan contains two (2) separate equity incentive programs: (i) a Discretionary Option Grant Program and (ii) an Automatic Option Grant Program. The Discretionary Option Grant Program will be administered, with respect to officers and directors, by the Primary Committee (consisting of the Compensation Committee of the Board), and with respect to all other employees, by the Secondary Committee (currently consisting of the Chairman of the Board, Mr. Marks). These committees (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1993 Plan) to authorize option grants under the 1993 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

SHARE RESERVE

     A total of 2,000,000 Ordinary Shares have been reserved for issuance over the ten year term of the 1993 Plan. In no event may any one participant in the 1993 Plan be granted options or separately exercisable stock appreciation rights for more than 500,000 Ordinary Shares in the aggregate over the term of the 1993 Plan after July 1, 1995.

     In the event any change is made to the outstanding Ordinary Shares by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1993 Plan and to each outstanding option.

     As of August 31, 1997, 1,746,081 Ordinary Shares were subject to outstanding options and 13,141 shares were available for option grants under the 1993 Plan.

ELIGIBILITY

     Officers and other key employees of the Company and its parent or subsidiaries (whether now existing or subsequently established) and consultants and independent contractors of the Company and its parent and subsidiaries are eligible to participate in the Discretionary Option Grant Program. Non-employee members of the Board are only eligible to participate in the Automatic Option Grant Program. Consultants, independent contractors and non-employee members of the Board who are residents of Singapore are not eligible to participate in the 1993 Plan.

     As of August 31, 1997 nine (9) executive officers and approximately 300 other employees were eligible to participate in the 1993 Plan, and three (3) non-employee Board members were eligible to participate in the Automatic Option Grant Program.

     Over the term of the 1993 Plan through August 31, 1997, the following Directors and executive officers have been granted the following options to purchase shares under the 1993 Plan: Mr. Sharp, 39,000; Mr. Marks, 500,000 shares; Mr. Tsui, 214,418; Mr. Goh, 106,000; Mr. Dykes, 175,000; Mr. Lacroute, 39,000; Mr. Moritz, 39,000; Mr. Rees, 92,741. During this period, the Company's executive officers as a group have been granted options to purchase an aggregate of 1,089,659 shares, and all employees as a group (excluding Directors and executive officers) have been granted options to purchase an aggregate of 792,366 shares under the 1993 Plan. During this period, the Company's current Directors (excluding current executive officers) have been granted options to purchase 117,000 shares under the 1993 Plan.

VALUATION

     The fair market value per Ordinary Share on any relevant date under the 1993 Plan is the closing selling price per share on that date on the Nasdaq National Market. On September 10, 1997, the closing selling price per share was $39.75.

                       DISCRETIONARY OPTION GRANT PROGRAM

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty five percent (85%) of the fair market value per Ordinary Share on the option grant date. The Company does not currently intend to issue options with an exercise price below fair market value. No granted option will have a term in excess of five (5) years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two (2) types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

     Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested Ordinary Shares subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in Ordinary Shares.

     Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Ordinary Shares and to issue replacement options with an exercise price based on the market price of Ordinary Shares at the time of the new grant.

                         AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on January 24, 1994 was automatically granted at that time an option grant for 30,000 Ordinary Shares. Each individual who first became a non-employee Board member after such date and before September 10, 1997 automatically was granted, upon becoming a Board member, an option grant for 30,000 Ordinary Shares, and each individual who first becomes a non-employee Board member on or after September 10, 1997 will automatically be granted, upon becoming a Board member, an option grant for 15,000 Ordinary Shares. In addition, on the date of each Annual General Meeting, beginning with the 1994 Annual General Meeting, each individual who is at that time serving as a non-employee Board member, whether or not such individual is standing for reelection, will automatically be granted an option to purchase 3,000 Ordinary Shares, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 3,000-share options which any one non-employee Board member may receive over the period of Board service.

     Each option will have an exercise price per share equal to 100% of the fair market value per Ordinary Share on the option grant date and a maximum term of five (5) years measured from the option grant date.

     Each option will become exercisable for the option shares in twenty-four
(24) equal monthly installments over the optionee's period of Board service, with the first such installment to become exercisable upon the completion of one
(1) month of Board service measured from the option grant date.

     Each automatic option grant will automatically accelerate upon the optionee's death or permanent disability or upon an acquisition of the Company by merger or asset sale or a hostile change in control of the Company. In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six (6) months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

                               GENERAL PROVISIONS

ACCELERATION

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. The Plan Administrator has the discretionary authority to accelerate any options assumed or replaced in connection with such acquisition upon the subsequent termination of the optionee's service within a designated period following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program either at the time of such change in control or upon the subsequent termination of the optionee's service.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

     The Plan Administrator may permit one or more optionees to pay the exercise of outstanding options under the 1993 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the purchased shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.

AMENDMENT AND TERMINATION

     The Board may amend or modify the 1993 Plan in any or all respects whatsoever subject to any required shareholder approval. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on November 30, 2003.

                        FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE 1993 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1993 PLAN.

OPTION GRANTS

     Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised (unless the optionee is subject to the alternative minimum tax ("AMT")). The optionee will, however, recognize taxable income in the year in which the shares acquired upon exercise of an incentive stock option (the"ISO Shares") are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and
(ii) disqualifying.

     A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the ISO Shares for more than two years after the option grant date and more than one year after the exercise date. The optionee will generally realize mid-term capital gain or loss (rather than ordinary income or loss) upon a qualifying disposition of ISO Shares held for more than 12 months from the date of exercise. Mid-term capital gain will be taxed at a maximum of 28%. If the ISO Shares are held for more than 18 months from the date of exercise, the optionee will generally realize long-term capital gain or loss upon a qualifying disposition of such ISO Shares. Long-term capital gain will be taxed at a maximum of 20%. Any capital gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the optionee disposes of ISO Shares prior to the expiration of the one year and two year holding periods set forth in the preceding paragraph, the gain realized on such disqualifying disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares) and the option exercise price will be treated as ordinary income. Any additional gain will be capital gain. If the optionee makes a disqualifying disposition of the ISO Shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such ISO Shares on the option exercise date over (ii) the exercise price paid for the ISO Shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the ISO Shares.

     Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Where an individual has capital gain, a separate calculation applies to the net capital gain portion of alternative minimum taxable income and the maximum rate is 20%. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as the exercise of the ISO Shares, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise price over the amount paid for the ISO Shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent application or depreciation will be treated as capital gain or loss.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which such ordinary income is recognized by the optionee.

                                 VOTE REQUIRED

     The affirmative vote of the holders of a majority of the issued shares of the Company present in person or by proxy at the Annual General Meeting is required for approval of the amendment to the 1993 Plan. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions or broker non-votes are counted in the tabulation of votes cast on the proposal to amend the Company's 1993 Plan.

     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL TO THE AMENDMENT OF THE COMPANY'S 1993 PLAN.

                                  PROPOSAL 5:

                 ADOPTION OF 1997 EMPLOYEE SHARE PURCHASE PLAN

     Shareholders are being asked to approve the adoption of the Company's 1997 Employee Share Purchase Plan (the "Share Purchase Plan"). The Board of Directors believes that the adoption of the Share Purchase Plan is in the best interests of the Company because of the need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Share Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

     The Board of Directors approved the Share Purchase Plan in September 1997 subject to shareholder approval. Below is a summary of the principal provisions of the Share Purchase Plan, assuming shareholder approval. The summary is not necessarily complete, and reference should be made to the full text of the Share Purchase Plan.

SHARE PURCHASE PLAN HISTORY

     The Board of Directors adopted the Share Purchase Plan in September 1997. The purpose of the Share Purchase Plan is to provide employees of the Company and its subsidiaries and parent corporations designated by the Board of Directors as eligible to participate in the Share Purchase Plan ("Participating Subsidiaries") with a convenient means to acquire an equity interest in the Company through payroll deductions and to provide an incentive for continued employment. The Company intends that the Share Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

SHARES SUBJECT TO THE SHARE PURCHASE PLAN

     The shares subject to issuance under the Share Purchase Plan consist of the Company's authorized but unissued Ordinary Shares. An aggregate of 75,000 Ordinary Shares have been reserved by the Board of Directors for issuance under the Share Purchase Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

     The Share Purchase Plan will be administered by the Board or a committee of at least two members of the Board (the "Committee"). The interpretation or construction by the Committee of any provisions of the Share Purchase Plan will be final and binding on all employees.

ELIGIBILITY

     All employees of the Company and any Participating Subsidiaries are eligible to participate in an Offering Period (as defined below) under the Share Purchase Plan, except the following:

          (a) employees who are not employed by the Company one month before the beginning of such Offering Period;

          (b) employees who are customarily employed for 20 hours or less per week;

          (c) employees who are customarily employed for five months or less in a calendar year;

          (d) employees who own shares or hold options to purchase shares or who, as a result of participation in the Share Purchase Plan, would own shares or hold options to purchase shares, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company; and

          (e) individuals who provide services to the Company or Participating Subsidiaries as independent contractors who are reclassified as common law employees for any purpose other than federal income and employment tax purposes.

     As of August 31, 1997, approximately 800 persons were eligible to participate in the Share Purchase Plan and no shares had been issued pursuant to the Share Purchase Plan. As of August 31, 1997, the closing price of the Company's Ordinary Shares on the Nasdaq National Market was $39.75 per share.

     Employees participate in the Share Purchase Plan through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the employee's compensation, including base salary, commissions, bonuses and shift premiums before any deductions from the employee's salary pursuant to Sections 125 or 401(k) of the Code. No employee is permitted to purchase shares under the Share Purchase Plan at a rate which, when aggregated with such employee's rights to purchase shares under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date (as defined below) for each calendar year.

OFFERING PERIODS

     Each offering of Ordinary Shares under the Share Purchase Plan is for a period of six months (the "Offering Period"). Offering Periods are planned to commence on December 1 and June 1 of each year and end on November 31 and May 30 of each year, respectively. The initial Offering Period shall begin on December 1, 1997. Each Offering Period shall consist of one six-month purchase period (a "Purchase Period") during which payroll deductions of the employees are accumulated under the Share Purchase Plan. The Board of Directors has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without shareholder approval (including adopting 24-month Offering Periods consisting of four six-month Purchase Periods) if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first business day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

     Employees will participate in the Share Purchase Plan during each Offering Period through regular payroll deductions as described above. Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Share Purchase Plan. Once enrolled, an employee will automatically participate in each succeeding Offering Period unless the employee withdraws from the Offering Period or the Share Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by an employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the employee is automatically enrolled) unless otherwise changed by the employee. The employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

PURCHASE PRICE

     The purchase price of shares that may be acquired in any Purchase Period under the Share Purchase Plan is 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. In no event may the purchase price be less than the par value of the Ordinary Shares. The fair market value of the Company's Ordinary Shares is deemed to be the closing price of the Company's Ordinary Shares on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal.

PURCHASE OF SHARES UNDER THE SHARE PURCHASE PLAN

     The number of whole shares an employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the employee during the Purchase Period pursuant to the Share Purchase Plan by the purchase price for each share determined as described above, rounded down to the nearest whole number. The purchase will take place automatically on the Purchase Date of such Purchase Period.

WITHDRAWAL

     An employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the employee enrolls in the new Offering Period at least 15 days before the Offering Date.

AMENDMENT OF THE SHARE PURCHASE PLAN

     The Board of Directors may at any time amend, terminate or extend the term of the Share Purchase Plan, except that any such termination cannot affect options previously granted under the Share Purchase Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Share Purchase Plan or

(b) change the designation of the employees (or class of employees) eligible for participation in the Share Purchase Plan.

TERM OF THE SHARE PURCHASE PLAN

     The Share Purchase Plan will continue until the earlier to occur of: (i) termination of the Share Purchase Plan by the Board of Directors; (ii) the issuance of all the Ordinary Shares reserved for issuance under the Share Purchase Plan; or (iii) September 2007, ten years after the date the Share Purchase Plan was adopted by the Board of Directors.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE SHARE PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE SHARE PURCHASE PLAN.

     The Share Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     Tax Treatment of Employees. Employees will not recognize income for federal income tax purposes either upon enrollment in the Share Purchase Plan or upon the purchase of shares. All tax consequences are deferred until an employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the employee has a capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. If the shares were held for more than one year but less than 18 months after the date of purchase, any additional gain will be treated as mid-term gain and taxed at a maximum of 28%. If the shares were held for at least 18 months after the date of purchase, any additional gain will be treated as long-term capital gain and taxed at a maximum of 20%. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Share Purchase Plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Share Purchase Plan.

     ERISA. The Share Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") nor is it qualified under Section 401(a) of the Code.

                                 VOTE REQUIRED

     The affirmative vote of a majority of the issued shares of the Company present in person or by proxy at the Annual General Meeting is required for the adoption of the Share Purchase Plan. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions or broker non-votes are counted in the tabulation of votes on the proposal to adopt the Share Purchase Plan.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE SHARE PURCHASE PLAN.

                                  PROPOSAL 6:

   ORDINARY RESOLUTION TO APPROVE VARIOUS MATTERS RELATING TO ORDINARY SHARE
                                   ISSUANCES

     The Company is incorporated in the Republic of Singapore. Under Singapore law, new Ordinary Shares may only be issued with the prior approval of the shareholders of the Company at a general meeting. Such approval, if granted, is effective from the date of the meeting at which it was given to the conclusion of the next Annual General Meeting of shareholders of the Company or the expiration of the period within which the next Annual General Meeting is required by law to be held, whichever is the earlier. The Board believes that it is advisable and in the best interest of the Company for the shareholders to authorize the Directors to issue new shares for financing future transactions, acquisitions and other proper corporate opportunities and purposes. Having additional shares available and authorized for issuance in the future gives the Company greater flexibility to pursue corporate opportunities and enables the Directors to issue new shares without the expense and delay of an extraordinary general meeting of shareholders.

     The Company is seeking shareholder approval to issue new Ordinary Shares during the period from the 1997 Annual General Meeting Date to the 1998 Annual General Meeting Date. If obtained, shareholder approval of this proposal will lapse on the 1998 Annual General Meeting Date or the expiration of the period within which the 1998 Annual General Meeting is required by law to be held, whichever is the earlier.

     THE BOARD RECOMMENDS A VOTE FOR THE RESOLUTION RELATING TO ORDINARY SHARE ISSUANCES.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be considered at the next Annual General Meeting of shareholders must be received by the Company no later than April 14, 1998. Any proposals must be mailed to the Company's San Jose, California offices, 2090 Fortune Drive, San Jose, California 95131, Attention: Chief Executive Officer. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at this Annual General Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          Yap Lune Teng
                                          Joint Secretary

September 12, 1997
Singapore

                             Directors' Report and
                          Audited Financial Statements

                         Flextronics International Ltd.
                            and Subsidiary Companies

                                 31 March 1997

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

               DIRECTORS' REPORT AND AUDITED FINANCIAL STATEMENTS

DIRECTORS
Michael E. Marks
Tsui Sung Lam
Robert Roscoe Bernard Dykes
Richard L. Sharp
Michael J. Moritz
Bernard J. Lacroute
Stephen J.L. Rees                 (Appointed on 15 April 1996)
Andrew W. Russell                 (Resigned on 10 September 1996)
SECRETARIES
Patricia Seet Geok Neo
Yap Lune Teng
REGISTERED OFFICE
36 Robinson Road #18-01
City House
Singapore 068877
AUDITORS
Ernst & Young

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

                                     INDEX

                                                                                      PAGE
                                                                                      -----
Report of the directors.............................................................  1 - 6
Statement by directors..............................................................      7
Report of the auditors..............................................................      8
Profit and loss accounts............................................................      9
Balance sheets......................................................................     10
Consolidated statement of cash flows................................................  11-12
Notes to the accounts...............................................................  13-31

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

                            REPORT OF THE DIRECTORS

     The directors have pleasure in presenting their report together with the audited accounts of the company and of the group for the financial year ended 31 March 1997.

PRINCIPAL ACTIVITIES

     The company is principally engaged in investment holding. The activities of the subsidiary companies are in the design, assembly and manufacture of computer industrial grade printed circuit boards sub-assemblies, products that require advanced electronic packaging, fabrication and assembly of high density, miniaturized PCBs, and the manufacture of multi-chip modules; systems assembly and testing; and trading of components.

RESULTS FOR THE FINANCIAL YEAR

                                                                            GROUP      COMPANY
                                                                           -------     -------
                                                                            $'000       $'000
Profit for the year transferred to accumulated losses....................   10,174      10,921
                                                                           =======     =======

     In the opinion of the directors of the company, the results of the operations of the company and of the group during the financial year have not been substantially affected by any item, transaction or event of a material and unusual nature except as disclosed in the accounts.

TRANSFERS TO/FROM RESERVES AND PROVISIONS

                                                                            GROUP      COMPANY
                                                                           -------     -------
                                                                            $'000       $'000
The following amounts have been credited/(debited) to:
ACCUMULATED LOSSES
  Exchange difference arising on translation.............................    1,797          --
SHARE PREMIUM ACCOUNT
  Premium on issue of ordinary shares....................................    2,496       1,964
  Expenses on issuance of shares.........................................      (56)        (56)
                                                                           =======     =======

DIVIDENDS

     No dividend has been declared or paid since the end of the previous financial year of the company. The directors of the company do not recommend that a final dividend be paid for the current financial year.

SHARE CAPITAL

     The company issued the following shares of $0.01 each during the financial year:

     (a) 223,321 Ordinary Shares as consideration for the purchase of 100% of the outstanding shares in Fine Line Printed Circuit Design Inc.

     (b) 239,633 Ordinary Shares for cash at a premium of $1,964,000 by virtue of the exercise of share options previously granted.

     There were no debentures issued by the company or any corporation in the group during the financial year.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

ACQUISITION AND DISPOSAL OF SUBSIDIARIES

     The following subsidiaries were acquired during the year:

                                                                     NET TANGIBLE ASSETS      BY EXCHANGE
                                                        INTEREST         ON DATE OF            OF SHARES
                  NAME OF COMPANY                       ACQUIRED         ACQUISITION         AT $0.01 EACH
----------------------------------------------------    --------     -------------------     -------------
                                                                             US$
Fine Line Printed Circuit Design Inc.                      100%           1,215,000             223,321

     The following subsidiaries were incorporated by the company during the year:

                                     INTEREST
          NAME OF COMPANY            ACQUIRED               DETAILS OF ISSUE              CONSIDERATION
-----------------------------------  --------     ------------------------------------    -------------
                                                                                               US$
Flextronics de Mexico S.A. de C.V.    100  %      50,000 ordinary shares of 1 Mexican           6,500
                                                  Peso each
Flextronics Holdings UK Limited       100  %      1,000 ordinary shares of L1 each              1,600

     The following company was incorporated by the Company's subsidiary during the year:

                                     INTEREST
          NAME OF COMPANY            ACQUIRED               DETAILS OF ISSUE              CONSIDERATION
-----------------------------------  --------     ------------------------------------    -------------
                                                                                               US$
Flextronics Holding AB (formerly      100  %      1,000 ordinary shares of SEK 100             13,038
  known as Insatsen 2334                          each
  Aktiebolag)
Flextronics International Sweden AB   100  %      100,000 ordinary shares of SEK 100        1,303,781
  (formerly known as Insatsen 2333                each
  AB)

                                     INTEREST
          NAME OF COMPANY            ACQUIRED                    PRINCIPAL ACTIVITY
-----------------------------------  --------     -------------------------------------------------
Zhuhai Dao Men Chao Yi Technology       100%      Design, assembly and manufacture of computer
  Co. Ltd.                                        industrial grade printed circuit board
                                                  sub-assemblied, systems assembly, miniature, gold
                                                  finished printed circuit board.

     There was no disposal of any subsidiary during the financial year.

DIRECTORS OF THE COMPANY

     The directors of the company in office at the date of this report are :

          Michael E. Marks
        Tsui Sung Lam
        Richard L. Sharp
        Michael J. Moritz
        Bernard J. Lacroute
        Robert Roscoe Bernard Dykes
        Stephen J.L. Rees (Appointed on 15 April 1996)

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

     The following directors who held office at the end of the financial year had, according to the register required to be kept under Section 164 of the Companies Act, Cap. 50, an interest in shares of the company or the company's subsidiaries, as stated below:

                                                                    AT BEGINNING OF       AT END OF
     NAME OF DIRECTOR AND COMPANY IN WHICH INTERESTS ARE HELD       FINANCIAL YEAR      FINANCIAL YEAR
------------------------------------------------------------------  ---------------     --------------
Interest in the company's Ordinary Shares of $0.01 each
Mr. Michael E. Marks..............................................       10,000             216,507
Mr. Tsui Sung Lam.................................................        1,632               1,978
Mr. Richard L. Sharp..............................................      471,778             685,519
Mr. Michael J. Moritz.............................................       10,000              10,000
Mr. Bernard J. Lacroute...........................................        1,854               1,854
Mr. Robert R. B. Dykes............................................          200                 539
Interest in options to acquire Ordinary Shares of $0.01 each
Mr. Michael E. Marks..............................................      242,000             482,000
Mr. Tsui Sung Lam.................................................       97,000             107,000
Mr. Richard L. Sharp..............................................       36,000              39,000
Mr. Michael J. Moritz.............................................       26,000              29,000
Mr. Bernard J. Lacroute...........................................       36,000              39,000
Mr. Robert R. B. Dykes............................................       36,000              39,000
Mr. Stephen J.L. Rees.............................................           --              60,000

     Since the end of the previous financial year, except as disclosed above and in the accompanying accounts, no director of the company has received or become entitled to receive a benefit by reason of a contract made by the company or a related corporation with the director or with a firm of which he is a member, or with a company in which he has a substantial financial interest.

     Neither at the end of the financial year, nor at anytime during that year, did there subsist any arrangements, to which the company is a party, whereby directors might acquire benefits by means of the acquisition of shares in, or debentures of, the company or any other body corporate except for those disclosed under the options mentioned above.

SHARE OPTION PLANS

  Executives' Share Option Scheme ("SOS")

     No options were granted under the SOS during the financial year ended 31 March 1997.

     29,111 Ordinary Shares in the company were issued during the financial year by virtue of the exercise of options granted under the SOS.

     As at 31 March 1997, the number and class of unissued shares under option granted under the SOS was 52,817 Ordinary Shares, net of cancellation of options for 213 Ordinary Shares. The outstanding options may be exercised at a subscription price of US$2.92, and expire on 8 July 1998 unless any such option lapses by reason of cessation of the optionee's employment with the company or the optionee's death. The persons to whom options have been granted under the SOS do not have any rights to participate by virtue of such options in any share issue of any other company.

  Executives' Incentive Share Scheme ("ISS")

     The ISS has lapsed and accordingly, no options were granted under the ISS during the financial year ended 31 March 1997, no Ordinary Shares in the company were issued during the financial year by virtue of

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES the exercise of options granted under the ISS, and no unissued shares of the company remain under option under the ISS as at 31 March 1997.

  1993 Share Option Plan (the "Plan")

     During the financial year ended 31 March 1997, options over a total of 720,503 Ordinary Shares in the company were issued, details of which are as follows:

                                NUMBER OF
GRANT DATE     EXPIRY DATE    SHARE OPTIONS     EXERCISE PRICE
-----------    -----------    -------------     --------------
                                                     US$
 03.06.1996     02.06.2001        20,000            31.375
 08.08.1996     07.08.2001        23,130             20.50
 15.08.1996     14.08.2001        15,000             17.25
 27.08.1996     26.08.2001        25,623             19.75
 08.11.1996     07.11.2001       426,750            23.125
 18.11.1996     17.11.2001       110,000             27.75
 25.11.1996     24.11.2001       100,000             33.00
                                 720,503

     The basis upon which the above options may be exercised have been disclosed in the Directors' Report to the Audited Accounts for the financial year ended 31 March 1996.

     107,806 Ordinary Shares in the company were issued during the financial year by virtue of the exercise of options granted under the Plan.

     As at 31 March 1997, the number and class of unissued shares under option granted under the Plan was 1,582,500 Ordinary Shares, net of cancellation of options for 76,607 Ordinary Shares.

     The exercise price of incentive stock options (granted under the Plan's discretionary option grant program to employees and which qualify for favourable tax treatment under U.S. federal tax laws) and of options granted under the Plan's automatic grant program may not be less than 100% of the fair market value of the Ordinary Shares on the date of grant. The exercise price of non-statutory options (granted under the Plan's discretionary option grant program to certain consultants of the company or its parent, or subsidiary corporations and which do not qualify for favourable tax treatment under U.S. federal tax laws) must be at least 85% of the fair market value of the Ordinary Shares on the date of grant.

     No options may have a term in excess of 5 years and each option will be subject to earlier termination in the event of the optionee's cessation of service with the company. Outstanding options will not be transferable other than in connection with the optionee's death.

     The persons to whom options have been granted under the Plan do not have any rights to participate by virtue of such options in any share issue of any other company.

 nCHIP Stock Option Plan (the "nCHIP Plan")

     The nCHIP Plan was assumed by the company consequent upon the company's acquisition of a 100% interest in nCHIP, Inc. in January 1995.

     No options were granted under the nCHIP Plan during the financial year ended 31 March 1997.

     102,716 Ordinary Shares in the company were issued during the financial year by virtue of the exercise of options granted under the nCHIP Plan.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

     As at 31 March 1997, the number and class of unissued shares under option granted under the nCHIP Plan was 45,665 Ordinary Shares, net of cancellation of options for 20,855 Ordinary Shares.

     The exercise price of incentive stock options (which qualify for favourable tax treatment under U.S. federal tax laws) may not be less than 100% of the fair market value of the Common Stock of nCHIP, Inc. on the original grant date. The exercise price of non-statutory options (which do not qualify for favourable tax treatment under U.S. federal tax laws) must not be less than 85% of such fair market value. In no event, however, will any option assumed by the company under the nCHIP Plan have an exercise price per share less than the par value per Ordinary Share of the company subject to that assumed option. The options will expire on 26 January 2000.

     The persons to whom options have been granted under the nCHIP Plan do not have any rights to participate by virtue of such options in any share issue of any other company.

ASSET VALUES

     Before the profit and loss account and balance sheet of the company were made out, the directors of the company took reasonable steps to ascertain that:

     (a) action had been taken in relation to the writing off of bad debts and the making of provision for doubtful debts and satisfied themselves that all known bad debts had been written off and that adequate provision had been made for doubtful debts; and

     (b) any current assets which were unlikely to realise their book value in the ordinary course of business had been written down to their estimated realisable values or adequate provision had been made for the difference between those values.

     At the date of this report, the directors of the company are not aware of any circumstances which would render:

     (a) any amount written off for bad debts or the amount of the provision for doubtful debts in the group inadequate to any substantial extent; and

     (b) the values attributed to current assets in the consolidated accounts misleading.

CHARGES AND CONTINGENT LIABILITIES

     At the date of this report:

     (i) no charge on the assets of the company or any corporation in the group has arisen since the end of the financial year which secures the liabilities of any other person; and

     (ii) no contingent liability of the company or any corporation in the group has arisen since the end of the financial year.

     No contingent or other liability of the company or any corporation in the group has become enforceable or is likely to become enforceable within the period of twelve months after the end of the financial year which, in the opinion of the directors of the company, will or may affect substantially the ability of the company and of the group to meet its obligations as and when they fall due.

OTHER CIRCUMSTANCES AFFECTING THE ACCOUNTS

     At the date of this report the directors of the company are not aware of any circumstances not otherwise dealt with in this report or consolidated accounts which would render any amount stated in the accounts of the company and the consolidated accounts misleading.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

UNUSUAL ITEMS AFTER THE FINANCIAL YEAR

     In the opinion of the directors of the company, no item, transaction or event of a material and unusual nature has arisen in the interval between the end of the financial year and the date of this report which is likely to affect substantially the results of the operations of the company or of the group for the financial year in which this report is made.

AUDITORS

     The auditors, Ernst & Young, Certified Public Accountants, have indicated that they will not be seeking re-appointment.

On behalf of the Board of Directors,

Michael E. Marks
Director

Tsui Sung Lam
Director

31 July 1997
Singapore

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

               STATEMENT BY DIRECTORS PURSUANT TO SECTION 201(15)

     We, Michael E. Marks and Tsui Sung Lam, being two of the directors of Flextronics International Ltd., do hereby state that, in the opinion of the directors:

     (i) the balance sheets, profit and loss accounts and consolidated statement of cash flows together with the notes thereto, set out on pages 9-31 are drawn up so as to give a true and fair view of the state of affairs of the company and of the group as at 31 March 1997, the results of the company and of the group and cash flows of the group for the year ended on that date; and

     (ii) at the date of this statement there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

     On behalf of the Board of Directors,

Michael E. Marks
Director

Tsui Sung Lam
Director

31 July 1997
Singapore

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

    REPORT OF THE AUDITORS TO THE MEMBERS OF FLEXTRONICS INTERNATIONAL LTD.

     We have audited the accounts set out on pages 10 to 37 in accordance with the Statements of Auditing Guideline and Statements of Auditing Practice and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered appropriate in the circumstances.

     In our opinion:

     (a) the accounts are properly drawn up in accordance with the provisions of the Companies Act, Cap. 50 and Statements of Accounting Standard and so as to give a true and fair view of:

         (i) the state of affairs of the group and of the company as at 31 March 1997, the results of the group and of the company and the cash flows of the group for the year ended on that date; and

         (ii) the other matters required by Section 201 of the Act to be dealt with in the accounts and consolidated accounts;

     (b) the accounting and other records and the registers required by the Act to be kept by the company and by the subsidiary incorporated in Singapore, of which we are the auditors, have been properly kept in accordance with the provisions of the Act.

     We have considered the accounts and auditors' reports of all the subsidiaries for which we have not acted as auditors and the accounts of subsidiaries of which an audit is not required by law in their countries of incorporation being accounts that have been included in the consolidated accounts. The subsidiary companies audited by our associated firms and those audited by other firms are indicated in Note 3 to the accounts.

     We are satisfied that the accounts of the subsidiaries that are consolidated with the accounts of the holding company are in form and content appropriate and proper for the purposes of the preparation of the consolidated accounts, and we have received satisfactory information and explanations as required by us for those purposes.

     The auditors' reports on the accounts of the subsidiaries were not subject to any qualification, and in respect of the subsidiary incorporated in Singapore, did not include any comment made under sub-section (3) of Section 207 of the Act.

     As disclosed in Note 8 to the accounts, the 1996 financial statements have been restated to correct the Company's accounting for the acquisition of the Astron Group Limited.

ERNST & YOUNG
Certified Public Accountants

31 July 1997
Singapore

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

PROFIT AND LOSS ACCOUNTS FOR THE FINANCIAL YEAR ENDED 31 MARCH 1997

                                          NOTE
                                          ----
                                                          GROUP                    COMPANY
                                                 ------------------------  ------------------------
                                                    1997         1996         1997         1996
                                                 -----------  -----------  -----------  -----------
                                                    $'000        $'000        $'000        $'000
SALES AND OTHER OPERATING REVENUE.......    4        686,818      627,685           --        7,324
                                                     =======      =======      =======      =======
OPERATING PROFIT/(LOSS).................    5         26,780      (9,122)      (2,736)     (62,880)
                                                 -----------  -----------  -----------  -----------
Interest on hire purchase contracts.....             (2,209)      (1,936)           --           --
Interest income.........................                 745          562           41           38
Term loan interest......................             (1,986)      (1,255)      (1,493)           --
Subordinated loan interest..............                (44)         (32)           --           --
Interest on bank overdraft..............               (171)         (33)           --           --
Other interest expenses.................             (1,482)        (769)           --        (280)
Redundancy costs........................                  --        (409)           --           --
Share of profits of associated
  company...............................                 338           --           --           --
                                                 -----------  -----------  -----------  -----------
                                                     (4,809)      (3,872)      (1,452)        (242)
                                                     -------      -------      -------      -------
PROFIT/(LOSS) BEFORE TAXATION...........              21,971     (12,994)      (4,188)     (63,122)
Taxation................................    6        (3,582)      (5,307)         (11)         (14)
                                                     -------      -------      -------      -------
PROFIT/(LOSS) AFTER TAXATION............              18,389     (18,301)      (4,199)     (63,136)
Extraordinary item......................    7        (8,215)      (3,436)       15,120           --
                                                     -------      -------      -------      -------
PROFIT/(LOSS) FOR THE YEAR TRANSFERRED
  TO ACCUMULATED LOSSES.................              10,174     (21,737)       10,921     (63,136)
                                                     =======      =======      =======      =======
STATEMENT OF ACCUMULATED LOSSES
BALANCE AT BEGINNING OF FINANCIAL YEAR
  As previously stated..................            (42,878)     (15,926)     (70,537)      (3,115)
  Prior year adjustments................    8          3,266           --        3,587           --
                                                     -------      -------      -------      -------
  As restated...........................            (39,612)     (15,926)     (66,950)      (3,115)
Exchange difference arising on
  translation...........................               1,797      (1,949)           --        (699)
Retained profit/(loss) for the year.....              10,174     (21,737)       10,921     (63,136)
                                                     -------      -------      -------      -------
BALANCE AT END OF FINANCIAL YEAR........            (27,641)     (39,612)     (56,029)     (66,950)
                                                     =======      =======      =======      =======
EARNINGS/(LOSS) PER SHARE
  basic (in cents)......................    9          128.6      (144.3)
  fully diluted (in cents)..............               123.6           --

 The accompanying notes to the accounts form an integral part of the accounts.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

BALANCE SHEETS AS AT 31 MARCH 1997

                                          NOTE
                                          ----
                                                          GROUP                    COMPANY
                                                 ------------------------  ------------------------
                                                    1997         1996         1997         1996
                                                 -----------  -----------  -----------  -----------
                                                    $'000        $'000        $'000        $'000
FIXED ASSETS............................    10     155,351       85,878        --           --
INTEREST IN SUBSIDIARY COMPANIES........    11       --            --        146,686      118,788
INVESTMENT IN ASSOCIATE.................    12       2,373         --          7,280        --
GOODWILL ARISING ON CONSOLIDATION.......    13      27,342       16,941        --           --
INTANGIBLE ASSETS.......................    14      14,658       17,167        --           --
DEFERRED EXPENDITURE....................    15       2,425          489        --           --
OTHER RECEIVABLE........................    16       3,575        2,919        --           --
CURRENT ASSETS:
                                                 -----------  -----------  -----------  -----------
Cash and bank balances..................            33,103        9,164          964          508
Trade accounts receivable...............    17      97,063      109,360        --           --
Other accounts receivable...............    18      14,617        5,680        5,485        --
Inventories.............................    19     149,217       73,691        --           --
Amounts due from subsidiary companies...    20       --           --         199,629       39,664
                                                 -----------  -----------  -----------  -----------
                                                   294,000      197,895      206,078       40,172
                                                 -----------  -----------  -----------  -----------
CURRENT LIABILITIES:
                                                 -----------  -----------  -----------  -----------
Amounts due to bankers..................    21     155,506       20,131      155,400        --
Term loan -- current portion............    21       1,061        1,503        --           --
Trade accounts payable and accruals.....           103,082       90,475        --           --
Other accounts payable..................    22      47,206       15,392       15,038        1,070
Hire purchase creditors.................    23       9,065        9,431        --           --
Amounts due to subsidiary companies.....    20       --            --         23,944        --
Taxation................................             5,840        3,886           10           11
Notes payable...........................    25       7,000       14,000        7,000       14,000
                                                 -----------  -----------  -----------  -----------
                                                   328,760      154,818      201,392       15,081
                                                 -----------  -----------  -----------  -----------
NET CURRENT (LIABILITIES)/ASSETS........           (34,760)      43,077        4,686       25,091
TERM LOAN...............................    21       3,032        3,576        --           --
HIRE PURCHASE CREDITORS.................    23      14,191       14,168        --           --
DEFERRED TAXATION.......................    30         771        1,394        --           --
NOTES PAYABLE TO FORMER SHAREHOLDERS....    24         312          960        --           --
NOTES AND OTHER PAYABLE.................    25      33,600       42,000       33,600       42,000
                                                   -------      -------      -------      -------
                                                   119,058      104,373      125,052      101,879
                                                   =======      =======      =======      =======
CAPITAL AND RESERVES
Share capital...........................    26         136          132          136          132
Share premium...........................    27     145,629      142,919      120,007      117,033
Capital reserve.........................    28         255          255          255          255
Revaluation reserve.....................    29       --           --          60,683       51,409
Accumulated losses......................           (27,641)     (39,612)     (56,029)     (66,950)
                                                   -------      -------      -------      -------
                                                   118,379      103,694      125,052      101,879
Minority interest.......................               679          679        --           --
                                                   -------      -------      -------      -------
                                                   119,058      104,373      125,052      101,879
                                                   =======      =======      =======      =======

 The accompanying notes to the accounts form an integral part of the accounts.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE FINANCIAL YEAR ENDED 31 MARCH 1997

                                                                                 GROUP
                                                                          --------------------
                                                                            1997        1996
                                                                          --------     ------
                                                                           $'000        $'000
CASH FLOW FROM OPERATING ACTIVITIES:
Operating income/(loss) before taxation.................................    21,971     (12,994)
Adjustments for:
  Depreciation of fixed assets..........................................    18,786      13,372
  Gain on sale of fixed assets..........................................    (4,049)     (1,951)
  Loss on sale of investment............................................        --         374
  Share of profit from associated company...............................      (338)         --
  Allowance for stock obsolescence......................................     5,918         796
  Amortisation of goodwill arising on consolidation.....................     1,429       1,247
  Amortisation of intangible assets.....................................     2,351         863
  Amortisation of organisation expenses.................................       175         186
  In process research & development written off.........................        --      40,601
  Currency re-alignment.................................................     1,118       1,188
  Interest expense......................................................     5,892       4,025
  Interest income.......................................................      (745)       (562)
  Issuance of non-employee stock options................................       532          --
                                                                          ---------    --------
OPERATING INCOME BEFORE REINVESTMENT IN WORKING CAPITAL.................    53,040      47,145
CHANGES IN OPERATING ASSETS AND LIABILITIES (NET OF EFFECTS OF
  ACQUISITION)
Decrease/(increase) in accounts receivable..............................    12,297     (37,105)
(Increase)/decrease in other accounts receivable........................    (8,652)      3,450
Increase in inventories.................................................    (4,006)    (26,009)
Increase in accounts payable............................................    12,607      18,761
Increase in other accounts payable......................................    16,642       4,821
Increase in amount due to associated company............................       765          --
                                                                          ---------    --------
CASH GENERATED FROM OPERATIONS..........................................    82,693      11,063
Interest received.......................................................       745         562
Interest paid...........................................................    (5,892)     (4,025)
                                                                          ---------    --------
Income taxes paid.......................................................    (2,251)     (3,668)
                                                                          ---------    --------
NET CASH PROVIDED BY OPERATING ACTIVITIES...............................    75,295       3,932
                                                                          =========    ========
CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of business, net of cash acquired..............................  (115,295)    (21,213)
Purchase of fixed assets................................................   (44,757)    (39,504)
Investment in associated company........................................    (4,200)         --
Proceeds from sale of fixed assets......................................     2,166       2,120
Deferred expenditure due to subsidiary incorporated.....................    (2,084)        (61)
Plant closure expenses..................................................      (784)         --
(Repayment of)/proceeds from loan to related party......................      (656)      2,037
Repayment of note payable...............................................   (14,648)       (435)
                                                                          ---------    --------
NET CASH USED IN INVESTING ACTIVITIES...................................  (180,258)    (57,056)
                                                                          =========    ========
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from issuance of share capital.................................     2,182      32,174
Proceeds from bank borrowings...........................................   135,375      14,396
(Repayment of)/proceeds from term loan..................................      (986)        144
Finance lease (repaid)/obtained.........................................    (7,669)      8,963
                                                                          ---------    --------
NET CASH PROVIDED BY FINANCING ACTIVITIES...............................   128,902      55,677
                                                                          =========    ========
NET INCREASE IN CASH AND CASH EQUIVALENTS...............................    23,939       2,553
Effect of exchange rate changes.........................................        --        (135)
Cash and cash equivalents at beginning of financial year................     9,164       6,746
                                                                          ---------    --------
Cash and cash equivalents at end of financial year......................    33,103       9,164
                                                                          =========    ========

 The accompanying notes to the accounts form an integral part of the accounts.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE FINANCIAL YEAR ENDED 31 MARCH 1997

     The acquisition of the Karlskrona Facilities from Ericsson have been shown in the statement as a single item. The effect on the individual assets and liabilities is set out below:

                                                                                     ERICSSON
                                                                                     --------
                                                                                      $'000
Fixed assets.......................................................................    44,898
Inventories........................................................................    77,438
Debtors............................................................................       285
Current liabilities................................................................    (7,326)
                                                                                      -------
NET ASSETS ACQUIRED................................................................   115,295
                                                                                      -------
CASH FLOW ON ACQUISITION NET OF CASH ACQUIRED......................................   115,295
                                                                                      =======

 The accompanying notes to the accounts form an integral part of the accounts.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

                             NOTES TO THE ACCOUNTS

1. SIGNIFICANT ACCOUNTING POLICIES

  (a) BASIS OF ACCOUNTING

     The accounts of the company and the group which are maintained in United States dollars, are prepared under the historical cost convention except in respect of investment in subsidiaries which is stated at valuation based on the respective subsidiaries' net assets at the balance sheet date (see paragraph (k) below). The financial statements have been prepared by translating the United States dollars accounts to Singapore dollars at the exchange rate ruling at the financial year end except for share capital and non-monetary items which have been translated at historical rates. Exchange differences on currency translation are taken to reserves.

     The accounts are prepared in accordance with applicable accounting standards.

  (b) BASIS OF CONSOLIDATION

     The consolidated accounts incorporate the accounts of the company and all its subsidiary companies. The accounting year of the company and all its subsidiary companies ends on 31 March.

     The acquisition of Fine Line Printed Circuit Design Inc. ("Fine Line") in 1997 financial year was accounted for as a pooling of interest (see note 37). However if the aggregate impact of the business is individually insignificant, prior period financial statements are not required to be restated.

     On acquisition of a subsidiary accounted for using purchase method, any excess of the purchase consideration over the fair value of the assets acquired at the date of acquisition is included in goodwill on consolidation and amortised on a straight line basis (see paragraph (g) below). Assets, liabilities and results of overseas subsidiaries are translated into Singapore dollars on the basis outlined in paragraph (d) below.

  (c) DEPRECIATION

     Depreciation is calculated on the straight line method to write off the cost of fixed assets over their estimated useful lives as follows:

            Building............................................    20 to 50 years
            Leasehold improvements..............................    10 years
            Plant and equipment.................................    2 to 10 years

  (d) FOREIGN CURRENCIES

     Foreign currency assets and liabilities are converted to United States dollars at rates approximately those ruling at balance sheet date. Foreign currency transactions are converted to United States dollars at the rates ruling at the date of the transactions. All exchange differences on conversion of foreign currencies are dealt with in the profit and loss account.

     For inclusion in the consolidated accounts, the financial statements of the company and the subsidiaries are translated into Singapore dollars at year end exchange rates.

  (e) DEFERRED EXPENDITURE

     Deferred expenditure comprises preliminary expenses and is written off to profit and loss account on a straight line basis over a five-year period commencing from the date of commercial operations.

  (f) REVENUE RECOGNITION

     Revenues from the sale of manufactured products and services rendered are recognised upon passage of title to the customer which generally coincides with their delivery and passage.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

     Revenues from contract manufacturing are recognised on the percentage of completion method. Any losses are provided for as they become known.

  (g) GOODWILL ARISING ON CONSOLIDATION

     Goodwill represents the excess of the purchase price of acquired companies over the fair value of the net assets acquired. Goodwill is amortised on a straight line basis over the estimated life of the benefits received which ranges from ten to twenty-five years. On an annual basis, the company evaluates recorded goodwill for potential impairment against the current and estimated undiscounted future operating income before goodwill amortisation of the businesses to which the goodwill relates.

  (h) INTANGIBLE ASSETS

     Intangible assets comprise technical agreements, patents, trademarks, developed technologies and identifiable intangible assets in a subsidiary's assembled work force, its favourable lease and its customer list.

     Technical agreements are being amortised on a straight line basis over the periods not exceeding five years. Patents and trademarks are being amortised on a straight line basis over periods not exceeding twenty-five years. Purchased technologies are being amortised on a straight line basis over periods not exceeding seven years. The identifiable intangible assets in the subsidiary's assembled work force, its favourable lease and its customer list are amortised on a straight line basis over the estimated life of the benefits received of three to twenty years.

  (i) INVENTORIES

     Inventories are stated at the lower of cost and net realisable value. Cost comprises direct materials on a first-in-first-out basis and in the case of finished products, includes direct labour and attributable production overheads based on normal levels of activity. Net realisable value represents the estimated selling price less anticipated cost of disposal and after making allowance for damaged, obsolete and slow-moving items.

  (j) LEASED ASSETS

     Where assets are financed by lease agreements that give rights approximating to ownership (finance leases), the assets are capitalised under fixed assets as if they had been purchased during the periods of the leases and the corresponding lease commitments are included under liabilities. Lease payments are treated as consisting of capital and interest elements and the interest is charged to profit and loss account. Depreciation on the relevant assets is charged to profit and loss account on the basis outlined in note (c) above.

  (k) SUBSIDIARY COMPANIES

     The investments in subsidiary companies are revalued by the directors at balance sheet date at amounts equal to the attributable net assets of the subsidiaries concerned based on their audited accounts.

     An increase in carrying amount arising from the revaluation is credited to Revaluation Reserve. To the extent that a decrease in carrying amount offsets a previous increase that has been credited to Revaluation Reserve and not subsequently reversed or utilised, it is charged against that Revaluation Reserve. In all other cases, a decrease in carrying amount is charged to income. An increase on revaluation directly related to a previous decrease in carrying amount that was charged to income is credited to income to the extent that it offsets the previously recorded decrease.

     Where a subsidiary is acquired at the end of a financial year, there will be no revaluation of the subsidiary in that year of acquisition.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

  (l) ASSOCIATED COMPANIES

     An associated company is defined as a company, not being a subsidiary, in which the Group has a longterm interest of not less than 20% of the equity and in whose financial and operating policy decisions the Group exercises significant influence.

     The Group's share of the results of associated companies is included in the consolidated profit and loss account. The Group's share of the post-acquisition reserves of associated companies is included in the investments in the consolidated balance sheet. Where the audited accounts are not co-terminous with those of the Group, the share of profits is arrived at from the last audited accounts available and unaudited management accounts to the end of the accounting period.

     Shares in associated companies are stated in the Company's balance sheet at cost and provision is made for permanent impairment in values.

  (m) FIXED ASSETS

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to working condition for its intended use. Expenditure for additions, improvements and renewals are capitalised and expenditure for maintenance and repairs are charged to the profit and loss account. When assets are sold or retired, any gain or loss resulting from their disposal is included in the profit and loss account.

  (n) DEFERRED TAXATION

     Deferred taxation is accounted for under the liability method whereby the tax charge for the financial year is based on the disclosed book profit after adjusting for all permanent differences. The amount of taxation deferred on account of all timing differences is reflected in the deferred taxation account. Deferred tax benefits are not recognised unless there is reasonable expectation of their realisation.

  (o) CASH AND CASH EQUIVALENT

     Cash and cash equivalents consist of cash at bank and in hand less bank overdrafts, but exclude secured bank overdrafts which are used for financing activities.

  (p) PRIOR YEAR ADJUSTMENTS

     All income and expenditure arising in the course of the Company's and Group's normal business are taken into account in arriving at the results for the period. Any prior year adjustments are shown separately and are not included in the results for the period.

2. GENERAL

     The principal activity of the company, which is incorporated in Singapore, is investment holding. The principal activities of the subsidiary companies are as stated in Note 3.

     There have been no significant changes in the nature of these activities during the financial year.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

3. GROUP COMPANIES

     The subsidiary companies at 31 March 1997 are as follows:

                                                                     PERCENTAGE OF        ORIGINAL
                                                     COUNTRY OF       EQUITY HELD          COST OF
                                                    INCORPORATION    BY THE GROUP        INVESTMENT
    NAME OF                  PRINCIPAL                AND PLACE     ---------------   -----------------
    COMPANY                  ACTIVITIES              OF BUSINESS     1997     1996     1997      1996
----------------  --------------------------------  -------------   ------   ------   -------   -------
                                                                      %        %      US$'000   US$'000
SUBSIDIARY COMPANIES
  Flextronics     Design, assembly and manufacture    Singapore        100      100    3,977     3,977
  Singapore       of computer industrial grade
  Pte Ltd         printed circuit board
                  sub-assemblies, systems assembly
                  and testing
* Flextronics     Designs, assembly and             United States      100      100   12,017     4,017
  International   manufacture of computer            of America
  (USA), Inc.     industrial grade printer circuit
  (Formerly       board sub-assemblies, and
  known as        products requiring advance
  nCHIP, Inc)     electronics packaging; marketing
                  and procurement representative
* Flextronics     Manufacture of components for       Hong Kong        100      100       --        --
  Manufacturing   computer equipment
  (HK) Limited
  Astron          Sales and marketing business        Mauritius        100      100       50        --
  Technologies
  Ltd
* Hiromichi       Dormant                              British         100      100    2,107     2,107
  Limited                                              Virgin
                                                       Islands
* Flextronics     Contract manufacturer of             United          100      100    4,057     4,057
  International   electronics and                     Kingdome
  (UK) Limited    telecommunication equipment
  (Formerly       providing turnkey manufacturing
  known as        services to its customers
  Assembly and
  Automation
  (Electronics
  Limited)
  Flextronics     Investment holding                   United          100       --        2        --
  Holdings UK                                          Kingdom
  Limited
  Flextronics de  Design, assembly and manufacture     Mexico          100       --        7        --
  Mexico S.A. de  of computer industrial grade
  C.V.            printed circuit board
                  sub-assemblies, products that
                  require advanced electronic
                  packaging and the manufacture of
                  multi-chip modules, systems
                  assembly and testing and trading
                  of components

     On the date of acquisition, Fine Line Printed Circuit Design Inc. was merged into Flextronics International (USA), Inc.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

                                                                     PERCENTAGE OF        ORIGINAL
                                                     COUNTRY OF       EQUITY HELD          COST OF
                                                    INCORPORATION    BY THE GROUP        INVESTMENT
    NAME OF                  PRINCIPAL                AND PLACE     ---------------   -----------------
    COMPANY                  ACTIVITIES              OF BUSINESS     1997     1996     1997      1996
----------------  --------------------------------  -------------   ------   ------   -------   -------
                                                                      %        %      US$'000   US$'000
Held by Flextronics
Singapore Pte Ltd
**Flextronics     Design, assembly and manufacture    People's         100      100        #         #
  Computer        of computer industrial grade       Republic of
  (Shekou) Ltd    printed circuit board                 China
                  sub-assemblies, systems assembly
                  and testing
**Flextronics     Design, assembly and manufacture    People's         100      100        #         #
  Industrial      of computer industrial grade       Republic of
(Shenzhen) Co.    printed circuit board                 China
Ltd               sub-assemblies, systems assembly
                  and testing
* Flextronics     Design, assembly and manufacture    Malaysia         100      100        #         #
  (Malaysia) Sdn  of computer industrial grade
  Bhd             printed circuit board
                  sub-assemblies, systems assembly
                  and testing
* Flex            Sales and marketing of computer     Malaysia         100      100        #         #
  International   industrial graded PCB assemblies
  Marketing       and systems assembly
  (L) Ltd

  Held by Flextronics
  Holdings UK Limited

  Flextronics     Investment holding                   Sweden          100       --       13        --
  Holdings AB
  (formerly
  known as
  Insatsen 2334
  AB)

  Held by Flextronics
  Holdings AB

  Flextronics     Design, assembly and manufacture     Sweden          100       --    1,304        --
  International   of computer industrial grade
Sweden AB         printed circuit board
(formerly known   sub-assemblies, systems assembly
  as              and testing
  Insatsen 2333
AB)

  Held by Flextronics
  Manufacturing (HK)
  Ltd

* Astron Group    Manufacturer of miniature, gold-    Hong Kong        100      100        #         #
  Limited         finished printed circuit boards

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

                                                                     PERCENTAGE OF        ORIGINAL
                                                     COUNTRY OF       EQUITY HELD          COST OF
                                                    INCORPORATION    BY THE GROUP        INVESTMENT
    NAME OF                  PRINCIPAL                AND PLACE     ---------------   -----------------
    COMPANY                  ACTIVITIES              OF BUSINESS     1997     1996     1997      1996
----------------  --------------------------------  -------------   ------   ------   -------   -------
                                                                      %        %      US$'000   US$'000
Held by Astron
Group Limited

* Astron Group    Manufacturer of miniature, gold-      China          100      100        #         #
  (China)         finished printed circuit boards
  Limited
  Zhuhai Dao Men  Design, assembly and manufacture      China          100      100        #         #
  Chao Yi         of computer industrial grade
  Technology Co.  printed circuit board
  Ltd.            sub-assemblied, systems
                  assembly, miniature, gold
                  finished printed circuit board

  Held by Flextronics
  International (USA)
  Inc.

**Flex Asia (UK)  Sales and marketing of computer      United          100      100        #         #
  Ltd (Formerly   industrial graded PCB assemblies     Kingdom
  known as        and systems assembly
  Flextronics
  International
  (UK) Ltd)

---------------

 * Audited by associated firms of Ernst & Young

** Audited by other firms

 # The shareholdings of these companies are held by subsidiaries of Flextronics
   International Ltd.

     The associated company at 31 March 1997 is as follows:

  FICO Invest-    Sales and manufacture of plastic    Hong Kong         40       --    5,200        --
  ment Holding    material products and its
  Ltd             by-products

4. SALES AND OTHER OPERATING REVENUE

     Sales and other operating revenue of the group represent invoiced trading sales and services to customers. Sales is stated net of sales discounts given to customers relating to options granted as a result of meeting the sales target. Transactions within the group have been excluded.

     Sales of the company represent dividend income from subsidiaries.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

5. OPERATING PROFIT/(LOSS)

     Operating profit/(loss) is stated after charging/(crediting) the following:

                                                     GROUP                  COMPANY
                                              -------------------     -------------------
                                               1997        1996        1997        1996
                                              -------     -------     -------     -------
                                               $'000       $'000       $'000       $'000
        Directors' remuneration
          -- directors of the company.......    1,777       1,182          --          --
          -- other directors of
             subsidiaries...................      615         718          --          --
        Auditors' remuneration --
          -- auditors of the company........      109         109          --          84
          -- other auditors of
             subsidiaries...................      510         264          --          --
        Depreciation of fixed assets........   18,786      13,372          --          --
        (Gain) on sale of fixed assets......   (4,049)     (1,951)         --          --
        Loss on sale of investment..........       --         374          --          --
        Amortisation of deferred
          expenditure.......................      175         186          --          --
        Amortisation of goodwill on
          consolidation.....................    1,429       1,247          --          --
        Amortisation of intangible assets...    2,351         863          --          --
        Provision for stock obsolescence....    5,918         796          --          --
        Write off of In process research and
          development.......................       --      40,601          --          --
        Exchange (gain).....................   (1,635)     (1,213)         --          --
                                              =======     =======     =======     =======

6. TAXATION

        Profit for taxation in respect of
          profit for the financial year:
          Current taxation -- Singapore.....    2,250       1,831          10          14
                            -- Foreign......    1,954       3,172          --          --
          Deferred taxation (note 30).......     (623)        118          --          --
          Underprovision in respect of
             previous financial years.......        1         186           1          --
                                              -------     -------     -------     -------
                                                3,582       5,307          11          14
                                              =======     =======     =======     =======

     The taxation charge for the Group differs from the amount determined by applying the Singapore income tax rate of 26% to the pre-tax profits because of non-deductible expenses, difference in tax rates applicable to overseas subsidiaries and utilisation of investment allowance.

7. EXTRAORDINARY ITEM

                                                     GROUP                  COMPANY
                                              -------------------     -------------------
                                               1997        1996        1997        1996
                                              -------     -------     -------     -------
                                               $'000       $'000       $'000       $'000
        Provision for plant closure.........   (8,215)     (3,436)         --          --
        Waiver of notes payable.............       --          --      15,120          --
                                              =======     =======     =======     =======

     The provision for plant closure of $8,215,000 relates to the costs incurred in the closure of the Texas facility, the write off of obsolete equipment at the nChip semiconductor fabrication facility and downsizing the Singapore manufacturing operations. The provision includes $2,800,000 provision for severance and $700,000

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES provision for the write off of fixed assets in the Singapore manufacturing facilities. An amount of $3,931,000 associated with certain obsolete equipment at the Company's facilities in nChip and Texas have been written off. The provision also includes severance payments amounting to $784,000 for the employees of Texas and nChip facilities.

     The extraordinary gain of $15,210,000 arises from the waiver by a subsidiary of the rights and interest of two promissory notes sold by the Company.

8. PRIOR YEAR ADJUSTMENTS

     The Astron Group Limited was acquired by the Company in February 1996. During the current financial year, the Company reconsidered its accounting for this acquisition and a new independent valuation was performed as of the date of the acquisition to correct certain errors noted in the original valuation and the cost of acquiring Astron has also been changed. Consequently, the comparative figures for the Group and the Company have been restated to give effect to the change in purchase consideration and the new allocation of the revised purchase price to various classes of assets and liabilities.

     The effect on the various classes of assets and liabilities based on the new valuation report are as follows:

                                                                          1996
                                                                   -------------------
                                                                    GROUP      COMPANY
                                                                   -------     -------
                                                                    $'000       $'000
        Increase in fixed assets.................................      335          --
        Increase in goodwill arising from consolidation..........    3,523          --
        Increase in intangible assets............................   16,033          --
        Increase in investment in subsidiaries...................       --      20,212
        Decrease in other accounts payable.......................    4,375       4,375
        Increase in Notes and Other Payable......................   21,000      21,000

     Accordingly, prior year adjustments have also been made against opening reserves to give effect to the following:

                                                                    GROUP      COMPANY
                                                                   -------     -------
                                                                    $'000       $'000
        Increase in amortisation of goodwill arising on
          consolidation..........................................      (30)         --
        Increase in amortisation of intangible assets............     (291)         --
        Decrease in In process research and development written
          back...................................................    3,587       3,587
                                                                   -------     -------
                                                                     3,266       3,587
                                                                   =======     =======

9. EARNINGS/(LOSS) PER SHARE

     Basic earnings/(loss) per share are calculated by dividing the net profit/(loss) after tax of $18,389,000 (1996: ($18,301,000)) with the weighted average of 14,299,000 Ordinary Shares (1996: 12,684,000 Ordinary Shares) in issue during the financial year.

     The fully diluted earnings per share is calculated after adjusting for those shares not yet exercised under the share options to purchase Ordinary Shares.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

10. FIXED ASSETS

                                           FREEHOLD      LEASEHOLD       PLANT AND
                      GROUP                BUILDING     IMPROVEMENTS     EQUIPMENT      TOTAL
        ---------------------------------  --------     ------------     ---------     -------
                                            $'000          $'000           $'000        $'000
        Cost
          At beginning of financial
             year........................   18,979         11,074         108,879      138,932
          Currency realignment...........      216             --           1,019        1,235
          Due to acquisition of
             subsidiaries................   21,165             --          23,733       44,898
          Additions......................   13,029          9,591          22,137       44,757
          Disposals/write off............     (466)          (411)        (14,554)     (15,431)
                                            ------         ------         -------      -------
          At end of financial year.......   52,923         20,254         141,214      214,391
                                            ======         ======         =======      =======
        Accumulated depreciation
          At beginning of financial
             year........................      563          2,246          50,245       53,054
          Currency realignment...........       25            (40)            598          583
          Due to acquisition of
             subsidiaries................       --             --              --           --
          Charge for the financial
             year........................      843          1,004          16,939       18,786
          Disposals/write off............      (51)          (352)        (12,980)     (13,383)
                                            ------         ------         -------      -------
          At end of financial year.......    1,380          2,858          54,802       59,040
                                            ======         ======         =======      =======
          Charge for 1996................      145            928          12,299       13,372
                                            ======         ======         =======      =======
        Net book value
          At 31 March 1997...............   51,543         17,396          86,412      155,351
          At 31 March 1996...............   18,416          8,828          58,634       85,878
                                            ======         ======         =======      =======

     Plant and equipment includes items costing $41,876,609 (1996: $39,742,226) were purchased under hire purchase contracts (note 23).

11. INTEREST IN SUBSIDIARY COMPANIES

                                                                         COMPANY
                                                                   -------------------
                                                                     1997       1996
                                                                   --------    -------
                                                                    $'000       $'000
        Unquoted shares, at directors' valuation:
        At beginning of financial year............................  118,788     50,894
        Currency realignment......................................       --       (717)
        Acquisition of subsidiary.................................   18,624     97,123
        Disposal of subsidiary....................................       --    (68,281)
        Revaluation...............................................    9,274     39,769
                                                                    -------    -------
        At end of financial year..................................  146,686    118,788
                                                                    =======    =======

     The company's investment in subsidiary companies is stated at the attributable share of their combined net asset value. The revaluation surplus for the year is $9,274,000 (1996: $39,769,000).

     The subsidiaries acquired during the financial year have been stated at the cost of investment less any provision for diminution in net asset value. It is the directors' opinion that any revaluation of these subsidiaries is not necessary in the current year.

     The company's subsidiaries operating in the People's Republic of China are required to obtain approval from the relevant authorities when making foreign currency payments.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

12. ASSOCIATED COMPANY

                                                                  GROUP            COMPANY
                                                              --------------    --------------
                                                                       1996      1997    1996
                                                                      ------    ------  ------
                                                               1997   $'000     $'000   $'000
                                                              ------
                                                              $'000
    Unquoted shares -- at cost...............................  2,800      --     7,280      --
    Share of net post-acquisition reserve....................    338      --        --      --
    Amounts payable on current account.......................  (765)      --        --      --
                                                               -----   -----
    At end of financial year.................................  2,373      --     7,280      --
                                                               =====   =====

     Amounts owing to associated companies are unsecured, interest-free and have no fixed term of payment.

     Associated company is stated in note 3.

13. GOODWILL ARISING ON CONSOLIDATION

                                                                           GROUP
                                                                     -----------------
                                                                      1997       1996
                                                                     ------     ------
                                                                     $'000      $'000
        Cost
          At beginning of financial year...........................  21,803     12,058
          Additions................................................  11,830      9,745
                                                                     ------     ------
          At end of financial year.................................  33,633     21,803
                                                                     ------     ------
        Amortisation
          At beginning of financial year...........................   4,862      3,615
                                                                     ------     ------
          Amortisation for the financial year......................   1,429      1,247
                                                                     ------     ------
          At end of financial year.................................   6,291      4,862
                                                                     ------     ------
        Net book value at end of financial year....................  27,342     16,941
                                                                     ======     ======

14. INTANGIBLE ASSETS

                                                                           GROUP
                                                                     -----------------
                                                                      1997       1996
                                                                     ------     ------
                                                                     $'000      $'000
        Cost
          At beginning of financial year...........................  18,515      1,458
          Currency realignment.....................................      --         (4)
          (Write-off)/additions....................................    (158)    17,061
                                                                     ------     ------
          At end of financial year.................................  18,357     18,515
                                                                     ------     ------
        Amortisation
          At beginning of financial year...........................   1,348        486
          Currency realignment.....................................      --         (1)
          Amortisation for the financial year......................   2,351        863
                                                                     ------     ------
          At end of financial year.................................   3,699      1,348
                                                                     ------     ------
          Net book value at end of financial year..................  14,658     17,167
                                                                     ======     ======

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

15. DEFERRED EXPENDITURE

                                                                            GROUP
                                                                       ---------------
                                                                       1997      1996
                                                                       -----     -----
                                                                       $'000     $'000
        Cost
          At beginning of financial year.............................    935       595
          Currency realignment.......................................     --        (8)
          Additions..................................................  2,111       359
          Disposals..................................................     --       (11)
                                                                       -----     -----
          At end of financial year...................................  3,046       935
                                                                       -----     -----
        Amortisation
          At beginning of financial year.............................    446       275
          Currency realignment.......................................     --        (4)
          Charge for the year........................................    175       186
          Disposals..................................................     --       (11)
                                                                       -----     -----
          At end of financial year...................................    621       446
                                                                       -----     -----
        Net book value at end of financial year......................  2,425       489
                                                                       =====     =====

16. OTHER RECEIVABLE

                                                                            GROUP
                                                                       ---------------
                                                                       1997      1996
                                                                       -----     -----
                                                                       $'000     $'000
        Loan to related party (Note 35)..............................  3,575     2,919
                                                                       =====     =====

     The loan is unsecured by a corporate guarantee, bears interest at 7.15% per annum and is wholly repayable by 4 February 1999.

17. TRADE ACCOUNTS RECEIVABLE

     Trade accounts receivable of the group are stated after provision for doubtful debts of $7,920,000 (1996: $5,006,000).

                                                                           GROUP
                                                                      ----------------
                                                                       1997      1996
                                                                      ------     -----
                                                                      $'000      $'000
        Provision for doubtful debts is analysed as:
          Balance at beginning of the financial year................   5,006     2,499
          Currency realignment......................................      35       (35)
          Provision during the financial year.......................   5,905     2,772
          Due to acquisition of subsidiaries........................      --       197
          Amounts written off/back..................................  (3,026)     (427)
                                                                      ------     -----
          Balance at end of the financial year......................   7,920     5,006
                                                                      ======     =====

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

18. OTHER ACCOUNTS RECEIVABLE

                                                           GROUP              COMPANY
                                                     -----------------    ----------------
                                                      1997       1996      1997      1996
                                                     -------    ------    ------    ------
                                                      $'000     $'000     $'000     $'000
        Prepayments.................................   9,572     2,245     5,478        --
        Deposits....................................   3,134     2,100        --        --
        Sundry debtors..............................   1,911     1,335         7        --
                                                      ------     -----     -----     -----
                                                      14,617     5,680     5,485        --
                                                      ======     =====     =====     =====

19. INVENTORIES

                                                                           GROUP
                                                                    -------------------
                                                                      1997       1996
                                                                    --------    -------
                                                                     $'000       $'000
        Raw materials..............................................   98,538     59,083
        Work in progress...........................................   23,185     19,668
        Finished goods.............................................   36,133      1,346
                                                                     -------     ------
                                                                     157,856     80,097
        Deduct: Provision for obsolescence.........................  (8,639)     6,406)
                                                                     -------     ------
                                                                     149,217     73,691
                                                                     =======     ======

20. AMOUNTS DUE FROM/TO SUBSIDIARY COMPANIES

     The amounts due from/to subsidiary companies are unsecured and have no fixed terms of repayment.

21. BANK BORROWINGS

                                                                    GROUP
                                                             -------------------
                                                               1997       1996
                                                             --------    -------
                                                              $'000       $'000
 (a)    Term loan (secured)
        Total outstanding................................       4,093      5,079
        Deduct: current portion..........................     (1,061)    (1,503)
                                                               ------
        Long term portion................................       3,032      3,576
                                                               ======
 (b)    Amounts due to bankers (secured)
        Short-term advances..............................     155,506     20,131
                                                               ======

     The group's banking facilities are secured by:

     (a) corporate guarantees from holding company and several of its subsidiary companies;

     (b) a first fixed charge over the securities and a pledge of the Company's shares in certain of its subsidiaries;

     (c) a debenture covering a floating charge over all the assets and the entire undertaking of the holding company; and

     (d) a lien on all accounts receivable and inventory of the Company and its subsidiaries.

     The weighted average interest rate on short-term advances as at year-end is 8.50% (1996 : 6.41%) per annum.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

22. OTHER ACCOUNTS PAYABLE

                                                      GROUP                 COMPANY
                                               -------------------     ------------------
                                                1997        1996        1997        1996
                                               -------     -------     -------     ------
                                                $'000       $'000       $'000      $'000
        Miscellaneous creditors..............   23,504       6,475       2,554         --
        Accruals.............................   14,952       8,917       3,734      1,070
        Purchase obligation earnout..........    8,750          --       8,750         --
                                               -------     -------     -------     -------
                                                47,206      15,392      15,038      1,070
                                               =======     =======     =======     =======

     The purchase obligation earnout, payable to former shareholders of a subsidiary was agreed by management in March 1997.

23. HIRE PURCHASE CREDITORS

     At balance sheet date, future minimum instalment payments under hire purchase contracts are as follows:

                                                                          GROUP
                                                                   -------------------
                                                                    1997        1996
                                                                   -------     -------
                                                                    $'000       $'000
          1997...................................................       --      11,144
          1998...................................................   10,849       8,382
          1999...................................................    7,719       4,775
          2000...................................................    4,594       2,061
          2001...................................................    3,030         705
          2002...................................................      786          --
                                                                   -------     -------
        Total instalment payments................................   26,978      27,067
        Amount representing interest.............................   (3,722)      3,468)
                                                                   -------     -------
        Present value of net instalment payments.................   23,256      23,599
        Deduct: Current portion..................................   (9,065)     (9,431)
                                                                   -------     -------
        Long-term portion of hire purchase contracts.............   14,191      14,168
                                                                   =======     =======

24. NOTES PAYABLE TO FORMER SHAREHOLDERS

     This relates to note payable to former shareholders of nCHIP, Inc. The notes are interest bearing at 5.7% per annum and are secured upon some licence agreements. Repayments is schedule as follows:

                                                                          GROUP
                                                                   -------------------
                                                                    1997        1996
                                                                   -------     ------
                                                                    $'000       $'000
          1997...................................................       --         685
          1998...................................................      156         142
          1999...................................................      156         142
                                                                   -------     -------
        Total....................................................      312         969
        Currency realignment.....................................       --          (9)
                                                                   -------     -------
                                                                       312         960
                                                                   =======     =======

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

25. NOTES AND OTHER PAYABLE



                                                     GROUP                  COMPANY
                                              -------------------     -------------------
                                               1997        1996        1997        1996
                                              -------     -------     -------     -------
                                               $'000       $'000       $'000       $'000
        Notes
        Promissory notes bearing interest at
          8% per annum......................    7,000      21,000       7,000      21,000
        Deduct: Current portion.............   (7,000)    (14,000)     (7,000)    (14,000)
                                              -------     -------     -------     -------
          Long term portion.................       --       7,000          --       7,000
        Other payable
        Issuance of Ordinary shares.........   28,000      28,000      28,000      28,000
        In cash.............................    5,600       7,000       5,600       7,000
                                              -------     -------     -------     -------
                                               33,600      42,000      33,600      42,000
                                              =======     =======     =======     =======

26. SHARE CAPITAL



                                                        GROUP                COMPANY
                                                  -----------------     -----------------
                                                   1997       1996       1997       1996
                                                  ------     ------     ------     ------
                                                  $'000      $'000      $'000      $'000
        Authorised: --
          100,000,000 Ordinary Shares of $0.01
             each...............................   1,000      1,000      1,000      1,000
                                                  =======    =======    =======    =======
        Issued and fully paid
          Balance as previously stated..........     132        116        132        116
          Retroactive adjustment on merger of
             companies (note 1b)................      --         --         --         --
                                                  -------    -------    -------    -------
          Balance brought forward...............     132        116        132        116
        Issued: --
        1,000,000 Ordinary Shares for cash in
          respect of secondary listing..........      --         10         --         10
        66,908 shares as part consideration for
          the purchase of Assembly & Automation
          (Electronics) Ltd.....................      --          1         --          1
        238,684 shares as part consideration for
          the purchase of Astron Group
          Limited...............................      --          2         --          2
        239,633 (1996: 304,201) shares for cash
          at a premium of $1,964,000
          (1996:$1,410,000) by virtue of the
          exercise of share options.............       2          3          2          3
        223,321 shares for the purchase of Fine
          Line Printed Circuit Design Inc.......       2         --          2         --
                                                  -------    -------    -------    -------
                                                     136        132        136        132
                                                  =======    =======    =======    =======

     During the year, 20,000 stock options were issued to a customer for subscription of ordinary shares.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

27. SHARE PREMIUM

                                                  GROUP                    COMPANY
                                          ---------------------     ---------------------
                                            1997         1996         1997         1996
                                          --------     --------     --------     --------
                                            $'000       $'000        $'000        $'000
        Balance brought forward.........   142,919      100,338      117,033       74,452
        Premium on issue of ordinary
          shares........................     2,496       44,230        1,964       44,230
                                          --------     --------     --------     --------
        Expenses on issuance of
          shares........................       (56)      (1,649)         (56)      (1,649)
        Issuance of shares for purchase
          of Fine Line Printed Circuit
          Design Inc....................       270           --           --           --
        Cost related to exercise of
          share options by employees....        --           --        1,066           --
                                          --------     --------     --------     --------
        At end of financial year........   145,629      142,919      120,007      117,033
                                          ========     ========     ========     ========

28. CAPITAL RESERVE

     The company, which is listed on NASDAQ in the United States of America, also prepares accounts which comply with United States generally accepted accounting principles. These accounts, which are in United States dollars, are filed with the Securities and Exchange Commission ("SEC") in the United States. During the year ended 31 March 1994, an amount of $254,885 representing the difference between the fair market value at the date of grant of certain share options to selected management employees and the exercise price of the options was charged to the profit and loss account in compliance with United States generally accepted accounting principles. No such charge was made in the preparation of the Singapore statutory accounts as there is no equivalent accounting standard in Singapore. In order to reduce the revenue reserve to that reported in the accounts prepared in compliance with United States generally accepted accounting principles, an amount of $254,885 was transferred from revenue reserve to capital reserve. Details of the share options granted are detailed in note 31.

29. REVALUATION RESERVE

                                                                          COMPANY
                                                                     -----------------
                                                                      1997       1996
                                                                     ------     ------
                                                                     $'000      $'000
        At beginning of financial year.............................  51,409     11,640
        Revaluation of investment in subsidiary companies (note
          11)......................................................   9,274     39,769
                                                                     ------     ------
        At end of financial year...................................  60,683     51,409
                                                                     ======     ======

30. DEFERRED TAXATION

                                                                            GROUP
                                                                       ---------------
                                                                       1997      1996
                                                                       -----     -----
                                                                       $'000     $'000
        At beginning of financial year...............................  1,394       980
        Currency realignment.........................................     --       (15)
        (Reversed)/provided during the year (note 6).................   (623)      118
        Changes in group structure...................................     --       311
                                                                       -----     -----
        At end of financial year.....................................    771     1,394
                                                                       =====     =====

     The deferred taxation arises mainly due to excess of net book value over tax written down value of fixed assets.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

     The potential deferred tax asset arises substantially from tax losses available for carry-forward. These tax losses can only be set off against future income of the operations in respect of which the tax losses arose.

     As a result, management is uncertain as to when or whether these operations will generate sufficient profit to realise the deferred tax asset benefit.

31. SHARE OPTION PLANS

     The following table represents the activity for options:

                                           OPTIONS                OPTIONS OUTSTANDING
                                        AVAILABLE FOR     -----------------------------------
                                            GRANT          SHARES          PRICE PER SHARE
                                        -------------     ---------     ---------------------
    BALANCE AT MARCH 31, 1995.......        520,178       1,060,564      US$2.92 - US$16.75
    Increase in options available
      for grant.....................        600,000              --      US$0.01 - US$35.75
    Options granted.................       (641,783)        641,783      US$14.75 - US$35.75
    Options exercised...............             --        (304,201)     US$0.77 - US$14.50
    Options cancelled...............         71,146         (71,146)     US$0.77 - US$24.00
                                           --------       ---------
    BALANCE AT MARCH 31, 1996.......        549,541       1,327,000
    Increase in options available
      for grant.....................        500,000              --      US$0.01 - US$35.75
    Options granted.................       (720,503)        720,503     US$17.75 - US$31.375
    Options exercised...............             --        (239,633)     US$0.77 - US$24.00
    Options cancelled...............         97,462         (97,462)     US$0.77 - US$35.75
                                           --------       ---------
    BALANCE AT MARCH 31, 1997.......        426,500       1,710,408
                                           ========       =========

     In January 1995, the Company acquired nCHIP and thereby assumed the existing nCHIP employee stock options. The outstanding nCHIP employee stock options were converted into options to purchase approximately 345,389 of the Company's ordinary shares. As at 31 March 1997, options to subscribe 230,397 Ordinary Shares have been exercised.

     The above options will expire between July 1998 and November 2001.

32. OPERATING LEASE COMMITMENTS

     At the balance sheet date, commitments for minimum rental payments under non-cancellable operating leases with a term of more than one year are as follows:-

                                                                           GROUP
                                                                     -----------------
                                                                                 1996
                                                                                ------
                                                                      1997      $'000
                                                                     ------
                                                                     $'000
        1997.......................................................      --      3,047
        1998.......................................................   4,622      2,494
        1999.......................................................   4,310      2,143
        2000.......................................................   3,365      1,606
        2001.......................................................   2,376      1,111
        2002.......................................................   1,969      2,646
        Thereafter.................................................   7,725         --
                                                                     ------     ------
                                                                     24,367     13,047
                                                                     ======     ======

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

33. CONTINGENT LIABILITIES

     During the financial year under review, the company and one of its subsidiary companies entered into revolving credit facility and term loan agreements with a consortium of bankers for facilities amounting to USD175,000,000. The facilities are secured by guarantees, debentures and charges given by the company and its subsidiary companies in favour of the bankers.

     In addition, the company and its subsidiaries have also entered into guarantees to secure hire purchases and lease agreements and also the due performance of one of its subsidiaries of the latter's obligations under an Asset Transfer Agreement in relation to the purchase of Ericsson.

34. FUTURE CAPITAL EXPENDITURE

                                                                           GROUP
                                                                      ---------------
                                                                       1997      1996
                                                                       ----      ----
                                                                      $'000      $'000
        Capital expenditure not provided for in the accounts:-
          Commitments in respect of contracts placed................  14,165      641
                                                                      ------      ---
          Other amounts approved by directors but not committed.....  54,091       --
                                                                      ======      ===

35. RELATED PARTY TRANSACTIONS

     (a) The following are the significant transactions entered into by the group with a company in which a director of a company acquired during the financial year has a beneficial interest:

                                                        GROUP                COMPANY
                                                  -----------------     -----------------
                                                   1997       1996       1997       1996
                                                  ------     ------     ------     ------
                                                  $'000      $'000      $'000      $'000
        Loan made (Note 16).....................   3,575      2,919         --         --
        Interest received on loan made..........    (169)       (38)        --         --
        Rent paid...............................     291         49         --         --
        Management fees paid....................     165         --         --         --
                                                  ======     ======     ======     ======

     (b) Sales during the financial year amounting to $2,166,515 (1996 :
         $2,986,161) were made to a company in which a director of the company was the former President and Chief Executive Officer and remained as a director during the financial year.

     (c) In March 1997, the company revised the agreement to pay in June 1998, a $21 million consulting fee to an entity affiliated with Stephen J.L. Rees, Senior Vice President, Worldwide Sales and Marketing. The Company and Mr. Rees agreed to remove the remaining conditions to payment of the fee and to reduce this amount of the fees which remains payable in June 1998 to $19.6 million.

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

36. SEGMENT REPORTING

     A summary of the group's operations by geographical area is as follows:

                                                                   1997         1996
                                                                 --------     --------
                                                                  $'000        $'000
        NET SALES:
        Singapore:
          Unaffiliated customers
             Domestic..........................................     1,962          914
             Export............................................     1,192       12,988
          Intercompany.........................................   123,275      109,059
                                                                 --------     --------
                                                                  126,429      122,961
                                                                 --------     --------
        USA and UK:
          Unaffiliated customers
             Domestic..........................................   291,515      291,145
             Export............................................     3,403       19,274
             Intercompany......................................        12           38
                                                                 --------     --------
                                                                  294,930      310,457
                                                                 --------     --------
        Hong Kong and China:
          Unaffiliated customers
             Domestic..........................................    15,957       16,573
             Export............................................    29,684        4,173
          Intercompany.........................................   180,826       85,091
                                                                 --------     --------
                                                                  226,467      105,837
                                                                 --------     --------
        Malaysia:
          Unaffiliated customers
             Domestic..........................................   343,105      282,618
             Export............................................        --           --
          Intercompany.........................................        --           --
                                                                 --------     --------
                                                                  343,105      282,618
                                                                 --------     --------
          Eliminations.........................................  (304,113)    (194,188)
                                                                 --------     --------
                                                                  686,818      627,685
                                                                 ========     ========
        OPERATING PROFIT/(LOSS):
          Singapore............................................     2,211      (35,454)
          Hong Kong, China & Mauritius.........................     8,752       (7,703)
          USA and Mexico.......................................    (3,085)       6,384
          Europe...............................................    (2,130)      (1,922)
          Malaysia.............................................    21,032       29,573
                                                                 --------     --------
                                                                   26,780       (9,122)
                                                                 ========     ========
        IDENTIFIABLE ASSETS:
          Singapore............................................    66,961       65,422
          Hong Kong, China & Mauritius.........................    96,174       70,397
          USA & Mexico.........................................   104,837      103,215
          Europe...............................................   163,686       15,484
          Malaysia.............................................    68,066       66,771
                                                                 --------     --------
                                                                  499,724      321,289
                                                                 ========     ========

            FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARY COMPANIES

37. BUSINESS COMBINATION

     In November 1996, the Company acquired Fine Line for the issue of an aggregate of 223,321 Ordinary Shares of $0.01 each, in exchange for all of the outstanding capital of Fine Line. The transaction was accounted for as a pooling of interests, however due to the insignificant aggregate impact on the Company, restatement of prior year financial statements is not required and Fine Line was merged into the books of Flextronics International (U.S.A.) Inc.

     On March 27, 1997, the Company purchased the manufacturing facilities of Ericsson Business Networks AB's two manufacturing plants in Karlskrona, Sweden for a cash consideration of $115,295,000.

38. COMPARATIVE FIGURES

     Certain comparative figures have been reclassified to conform with the current year's presentation.

                                                              Robert R. B. Dykes
                                                               1225 Larnel Place
                                                             Los Altos, CA 94024
                                                        United States of America

September 9, 1997

Flextronics International Ltd.
36 Robinson Road #18-01
City House
Singapore 068877

Attention: Ms. Yap Lune Teng
        Joint Secretary

Re: Nomination of Auditors

Dear Sirs:

     I, the undersigned, being a member of your Company, hereby nominate (pursuant to Section 205(11) of the Companies Act, Cap. 50 of Singapore) M/s Arthur Andersen for appointment as Auditors of the Company at the forthcoming Annual General Meeting of the Company in place of the retiring Auditors, M/s Ernst & Young.

     Accordingly, I intend to propose the following resolution at the forthcoming Annual General Meeting:-

     "That M/s Arthur Andersen be and are hereby appointed as Auditors of the Company, in place of the retiring Auditors, M/s Ernst & Young, to hold office until the conclusion of the next Annual General Meeting at a fee to be determined by the Directors."

                                          Yours faithfully,

                                          /s/ ROBERT R. B. DYKES
                                          Robert R. B. Dykes

        FLEXTRONICS INTERNATIONAL LTD. 1997 EMPLOYEE SHARE PURCHASE PLAN

                          As Adopted September 10, 1997


         1. ESTABLISHMENT OF PLAN. Flextronics International Ltd. (the "COMPANY") proposes to grant options for purchase of the Company's Ordinary Shares to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Share Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "PARTICIPATING SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). "PARTICIPATING SUBSIDIARIES" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "BOARD") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 75,000 Ordinary Shares of the Company are reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

         2. PURPOSE. The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

         3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

         4. ELIGIBILITY. Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

             (a) employees who are not employed by the Company or Participating Subsidiaries one month before the beginning of such Offering Period;

             (b) employees who are customarily employed for twenty (20) hours or less per week;

             (c) employees who are customarily employed for five (5) months or less in a calendar year;

             (d) employees who, together with any other person whose shares would be attributed to such employee pursuant to Section 424(d) of the Code, own shares or hold options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own shares or hold options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any of its Participating Subsidiaries; and

             (e) individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any purpose other than federal income and employment tax purposes.

         5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of six (6) months duration commencing on December 1 and June 1 of each year and ending on May 31 and November 30 of each year. Each Offering Period shall consist of one (1) six-month purchase period (a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall begin on December 1, 1997. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings (and specifically shall have the power to change the duration of Offering Periods from six (6) months to twenty-four (24) months) without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

         6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than fifteen (15) days before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Committee for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than fifteen (15) days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

         7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of whole Ordinary Shares of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of an Ordinary Share of the Company on the Offering Date (but in no event less than the par value of the Company's Ordinary Shares), or (ii) eighty-five percent (85%) of the fair market value of an Ordinary Share of the Company on the Purchase Date (but in no event less than the par value of the Company's Ordinary Shares) and rounding down to the nearest whole number, provided, however, that the number of Ordinary Shares of the Company subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Committee pursuant to Section 10(c) below with respect to the applicable Purchase Date, or
(b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Purchase Date. The fair market value of the Company's Ordinary Shares shall be determined as provided in Section 8 hereof.

         8. PURCHASE PRICE. The purchase price per share at which an Ordinary Share of the Company will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

             (a)  The fair market value on the Offering Date; or

             (b) The fair market value on the Purchase Date.

             Notwithstanding the foregoing, in no event may the purchase price of an Ordinary Share of the Company be less than the par value. For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of an Ordinary Share of the Company determined as follows:

                (a) if such Ordinary Shares are then quoted on the Nasdaq National Market, the closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

                (b) if such Ordinary Shares are publicly traded and are then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Ordinary Shares are listed or admitted to trading as reported in The Wall Street Journal;

                (c) if such Ordinary Shares are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

                (d) if none of the foregoing is applicable, by the Board in good faith.

         9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

             (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean base salary, commissions, bonuses, and shift premiums not to exceed $250,000 per year, provided however, that for purposes of determining a participant's base salary, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

             (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

             (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

             (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole Ordinary Shares of the Company reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full Ordinary Share of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Ordinary Shares shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

             (e) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

             (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

         10.  LIMITATIONS ON SHARES TO BE PURCHASED.

              (a) No participant shall be entitled to purchase shares under this Plan at a rate which, when aggregated with his or her rights to purchase shares under all other employee share purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

              (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of an Ordinary Share of the Company on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

              (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). Until otherwise determined by the Committee, there shall be no Maximum Share Amount. In no event shall the Maximum Share Amount, if any, exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

              (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

              (e) Any payroll deductions accumulated in a participant's account which are not used to purchase shares due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

         11.  WITHDRAWAL.

              (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

              (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

              (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period

         12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

         14. CAPITAL CHANGES. Subject to any required action by the shareholders of the Company, the number of Ordinary Shares covered by each option under this Plan which has not yet been exercised and the number of Ordinary Shares which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price of each Ordinary Share covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Ordinary Shares of the Company resulting from a stock split or the payment of a stock dividend (but only on the Ordinary Shares) or any other increase or decrease in the number of issued and outstanding Ordinary Shares effected without receipt of any consideration by the Company; provided, however, that (a) conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" and (b) no such adjustment shall be made if as a result, the purchase price for each Ordinary Share shall fall below the par value thereof and if such adjustment would but for this paragraph (b) result in the purchase price being less than the par value of an Ordinary Share, the purchase price payable shall be the par value of an Ordinary Share. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares subject to an option.

       In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Committee and give each participant the right to exercise his or her option as to all of the optioned shares, including shares which would not otherwise be exercisable. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative share holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of substantially all of the assets of the Company, or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, each option under this Plan may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event such surviving corporation refuses to assume or substitute options under this Plan, (i) this Plan will terminate upon the consummation of such transaction, unless otherwise provided by the Committee, and (ii) the Committee may declare that the options under this Plan shall terminate as of a date fixed by the Committee, and give each Participant the right to exercise such participant's option as to all of the optioned shares. If the Committee makes an option fully exercisable in the event of a merger, consolidation or sale of assets, the Committee shall notify the participant that the option shall be fully exercisable for a certain period, and the option and this Plan will terminate upon the expiration of such period.

       The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Ordinary Shares covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Ordinary Shares, or in the event of the Company being consolidated with or merged into any other corporation, provided however, that no such adjustment shall be made if as a result, the purchase price for each

Ordinary Share would fall below the par value thereof and if such adjustment would result in the purchase price being less than the par value of an Ordinary Share, the purchase price payable shall be the par value of an Ordinary Share.

         15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

         16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

         17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

         18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

         19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of
Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

         20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. TERM; SHAREHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the Ordinary Shares reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

         22. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         23. APPLICABLE LAW. The Plan shall be governed by the substantive laws of Singapore.

         24. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

                (a) increase the number of shares that may be issued under this Plan; or

                (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

                         FLEXTRONICS INTERNATIONAL LTD.

                             1993 SHARE OPTION PLAN

              (AS AMENDED AND RESTATED THROUGH SEPTEMBER 10, 1997)

                                  ARTICLE ONE
                                    GENERAL

I.       PURPOSE OF THE PLAN

         A. This 1993 Share Option Plan (the "Plan") is intended to promote the interests of Flextronics International Ltd., a Singapore corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) certain non-employee members of the Corporation's Board of Directors (the "Board") and (iii) certain consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

         B. The Plan shall become effective on December 1, 1993 upon adoption by the Board, and such date shall accordingly constitute the Effective Date of the Plan.

II.      DEFINITIONS

         A. For purposes of the Plan, the following definitions shall be in effect:

         BOARD:  the Corporation's Board of Directors.

         CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                 a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                 b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         CODE:  the U.S. Internal Revenue Code of 1986, as amended.

         CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                 a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

                 b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                 c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

         EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

         EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

         FAIR MARKET VALUE: the Fair Market Value per Ordinary Share determined in accordance with the following provisions:

                 a. If the Ordinary Shares are not at the time listed or admitted to trading on any U.S. national stock exchange but are traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system.
         If there is no reported closing selling price for the Ordinary Shares on the date in question, then the closing selling price per Ordinary Share on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                 b. If the Ordinary Shares are at the time listed or admitted to trading on any U.S. national stock exchange, then the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question on the U.S. exchange determined by the Plan Administrator to be the primary market for the Ordinary Shares, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of the Ordinary Shares on such exchange on the date in question, then the Fair Market Value shall be the closing selling price per Ordinary Share on the exchange on the last preceding date for which such quotation exists.

                 c. If the Ordinary Shares are on the date in question neither listed nor admitted to trading on any U.S. national stock exchange nor traded on the Nasdaq National Market, then the Fair Market Value per Ordinary Share on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

                 a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                 b. the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than Section 16 Insiders.

         INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

         INITIAL AUTOMATIC GRANT DATE:  January 24, 1994.

         1934 ACT: the U.S. Securities and Exchange Act of 1934, as amended from time to time.

         NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

         OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

         ORDINARY SHARES: ordinary shares of the Corporation with a par value of S $0.01 per share.

         PARENT: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under that program with respect to the persons under its jurisdiction.

         PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

         SECONDARY COMMITTEE: the committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

         SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

         SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Ordinary Shares under Section 12(g) of the 1934 Act becomes effective.

         SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

         SUBSIDIARY: any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         TAKE-OVER PRICE: the greater of (a) the Fair Market Value per Ordinary Share on the date the particular option to purchase Ordinary Shares is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per Ordinary Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

         UNDERWRITING EXECUTION DATE: the date on which the Underwriting Agreement for the initial public offering of the Ordinary Shares in the U.S. is executed and priced.

         B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                 Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III.     STRUCTURE OF THE PLAN

         A. Stock Programs. The Plan shall be divided into two (2) components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase Ordinary Shares in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive special option grants at periodic intervals to purchase Ordinary Shares in accordance with the provisions of Article Three.

         B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to the Discretionary Option Grant and the Automatic Option Grant Programs and shall accordingly govern the interests of all individuals under the Plan.

IV.      ADMINISTRATION OF THE PLAN

         A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant Program.

         B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of the provisions of such program and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option grant thereunder.

         E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

         F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms and conditions of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

V.       OPTION GRANTS

         A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two shall be limited to the following:

                 1. officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations); and

                 2. those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) but who are not residents of Singapore.

         B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant Program. Such individuals shall, however, be eligible to receive automatic option grants pursuant to the provisions of Article Three, provided such individuals are not residents of Singapore.

         C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of Ordinary Shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

VI.      STOCK SUBJECT TO THE PLAN

         A. The maximum number of Ordinary Shares which may be issued over the term of the Plan shall not exceed 2,600,000 Ordinary Shares, subject to adjustment from time to time in accordance with the provisions of this Section
VI. The Ordinary Shares reserved for issuance under the Plan shall be drawn from the Corporation's authorized but unissued Ordinary Shares.

         B. In no event may the aggregate number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options exceed 500,000 Ordinary Shares over the term of this Plan.

         C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the Ordinary Shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Ordinary Shares subject to any option or portion thereof surrendered in accordance with Section V of Article Two or Section III of Article Three and all Ordinary Shares issued under the Plan shall reduce on a share-for-share basis the number of Ordinary Shares available for subsequent issuance the Plan.

         D. Should any change be made to the Ordinary Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Ordinary Shares as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per newly-elected or continuing non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the

Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

         A.      Exercise Price.

                 1. The exercise price per Ordinary Share shall be fixed by the Plan Administrator in accordance with the following provisions:

                          a. The exercise price per Ordinary Share subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per Ordinary Share on the grant date.

                          b. The exercise price per Ordinary Share subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the grant date.

                          c. In no event may the exercise price per Ordinary Share subject to any Incentive or Non-Statutory Option be less than the par value of such Ordinary Share.

                 2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Four and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                          a. full payment in cash or check made payable to the Corporation's order; or

                          b. full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and
(ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction.

         B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of five (5) years measured from the grant date. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

         C.      Termination of Service.

                 1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                          a. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a twenty-four
         (24)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                          b. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the second anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

                          c. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                          d. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of Ordinary Shares (if any) for which that option is exercisable at the time of the Optionee's cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested Ordinary Shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any Ordinary Shares for which the option is not otherwise at that time exercisable or in which Optionee is not otherwise vested.

                          e.      Should (i) the Optionee's Service be
         terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

                 2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested Ordinary Shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested Ordinary Shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                 3. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1. above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

         D. Stockholder Rights. An optionee shall have no stockholder rights with respect to the Ordinary Shares subject to the option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.

II.      INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non-Statutory

Options when issued under the Plan shall not be subject to such terms and conditions. Except as so modified by this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

         A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Ordinary Shares for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Code shall be applied on the basis of the order in which such options are granted. Should the number of Ordinary Shares for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Code.

         B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per Ordinary Share shall not be less than the greater of (i) one hundred and ten percent (110%) of the Fair Market Value per Ordinary Share on the grant date or (ii) the par value of such Ordinary Share.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Ordinary Shares at the time subject to such option and may be exercised for all or any portion of such Ordinary Shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

         C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

         D. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following such Corporate Transaction.

         E. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

         F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

         G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         H.      The portion of any Incentive Option accelerated under this
Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Code only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Code.

IV.      CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of Ordinary Shares but with an exercise price per Ordinary Share not less than (i) eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the new grant date or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option, but in no event shall the exercise price per Ordinary Share be less than the par value of such Ordinary Share.

V.       STOCK APPRECIATION RIGHTS

         A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of vested Ordinary Shares for which the surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such vested Ordinary Shares.

         B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in Ordinary Shares valued at Fair Market Value on the option surrender date, in cash, or partly in Ordinary Shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

         C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than five (5) years after the date of the option grant.

         D. One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have a thirty
(30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for vested Ordinary Shares. The Section 16 Insiders shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
(i) the Take-Over Price of the vested Ordinary Shares for which each surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such Ordinary Shares. The cash distribution payable upon such option surrender shall be made within five
(5) days following the date the option is surrendered to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

         E. The Ordinary Shares subject to any option surrendered for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent issuance under the Plan.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

I.       ELIGIBILITY

         A. Eligible Directors. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are serving as non-employee Board members on the Initial Automatic Grant Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Initial Automatic Grant Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Execution Date. In no event, however, may any non-employee Board member who is a Singapore resident participate in this Automatic Option Grant Program. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

         B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program, a non-employee Board member shall not be entitled to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its parent or subsidiaries) during his or her period of Board service.

II.      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

         A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

                 1.       Initial Grant.

                 Each individual serving as an Eligible Director on the Initial Automatic Grant Date shall automatically be granted on such date a Non-Statutory Option to purchase 30,000 Ordinary Shares upon the terms and conditions of this Article Three.

                 Each individual who first becomes an Eligible Director after the Initial Automatic Grant Date, whether through election by the stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000 Ordinary Shares upon the terms and conditions of this Article Three.

                 2. Annual Grant. On the date of each Annual Stockholders Meeting held after the Underwriting Execution Date, each individual who is at that time serving as an Eligible Director, whether or not such individual is standing for reelection as a Board member at that Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase an additional 3,000 Ordinary Shares upon the terms and conditions of this Article Three, provided such individual has served as a Board member for at least six
(6) months.

         B. There shall be no limit on the number of such 3,000 Ordinary Share option grants any one Eligible Director may receive over his or her period of Board service. The number of Ordinary Shares for which the automatic option grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section VI.C. of Article One.

         C. Exercise Price. The exercise price per Ordinary Share subject to each automatic option grant made under this Article Three shall be determined as follows:

         - For each automatic option grant made on the Initial Automatic Grant Date, the exercise price per Ordinary Share shall be equal to the Fair Market Value per Ordinary Share on such date as shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator deems relevant.

         - For all other automatic option grants, the exercise price per Ordinary Share shall be equal to one hundred percent (100%) of the Fair Market Value per Ordinary Share on the automatic grant date, but in no event less than the par value of such Ordinary Share.

         D. Payment. The exercise price shall be payable in one of the alternative forms specified below:

                 1. full payment in cash or check made payable to the Corporation's order; or

                 2. to the extent the option is exercised for vested Ordinary Shares, full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares and (ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction.

         E. Option Term. Each automatic grant under this Article Three shall have a maximum term of five (5) years measured from the automatic grant date.

         F. Exercisability. Each automatic grant shall become exercisable for the Ordinary Shares subject to that grant in a series of successive equal monthly installments upon the Optionee's completion of each month of Board service over the twenty-four (24) month period measured from the automatic grant date. The exercisability of each such grant shall be subject to acceleration as provided in Section II.G and Section III of this Article Three. In no event, however, shall any automatic option grant become exercisable for any additional Ordinary Shares after the Optionee's cessation of Board service.

         G. Non-Transferability. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death.

         H.      Termination of Board Service.

                 1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Board service, with respect to any option shares for which the option is not otherwise at that time exercisable.

                 2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

                 3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall immediately become exercisable for all the Ordinary Shares subject to that option, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those Ordinary Shares as fully-vested shares.

                 4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the five (5)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1. through 3. above or (if earlier) upon the expiration of the five (5)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares for which the option was exercisable at the time of the Optionee's cessation of Board service but for which such option was not otherwise exercised.

         I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to the Ordinary Shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.

         J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE

         TAKE-OVER

         A. In the event of any Corporate Transaction, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Corporate Transaction, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares.
Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding.

         B. In connection with any Change in Control of the Corporation, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Change in Control, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares. Each such option shall remain so exercisable for the option shares until the expiration or sooner termination of the option term.

         C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six
(6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Ordinary Shares at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those Ordinary Shares) over (ii) the aggregate exercise price payable for such Ordinary Shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The Ordinary Shares subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

         D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.      AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

         A. Limited Amendments. The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations.

                                  ARTICLE FOUR

                                 MISCELLANEOUS

I.       LOANS OR INSTALLMENT PAYMENTS

         A. The Plan Administrator may, in its discretion but subject to any prohibition imposed by any applicable laws, assist any Optionee, to the extent such Optionee is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more stock options granted to such Optionee under the Discretionary Option Grant Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the exercise price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the exercise price of the acquired Ordinary Shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of the Ordinary Shares.

         B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

         C. All financial assistance provided under this Section I of Article Four shall be effected in compliance with the applicable provisions of
Section 76(9)(b) of the Companies Act, Chapter 50 of Singapore (or any successor statutory provision).

II.      AMENDMENT OF THE PLAN AND AWARDS

         A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Three. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of Ordinary Shares issuable under the Plan or the number of Ordinary Shares for which options may be granted per newly-elected or continuing Eligible Director under Article Three of the Plan or the maximum number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options over the term of the Plan, except for permissible adjustments under Section VI.C. of Article One, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

         B. Options to purchase Ordinary Shares may be granted under the Discretionary Option Grant Program which are in excess of the number of Ordinary Shares then available for issuance under the Plan. However, no such option shall become exercisable in whole or in part for the excess Ordinary Shares subject to that option until stockholder approval is obtained for a sufficient increase in the number of Ordinary Shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve
(12) months after the date the first such excess option grants are made, then such options shall terminate and cease to be exercisable with respect to the excess number of Ordinary Shares, and no further option grants shall be made under the Plan.

III.     TAX WITHHOLDING

         The Corporation's obligation to deliver Ordinary Shares upon the exercise of stock options for such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

IV.      EFFECTIVE DATE AND TERM OF PLAN

         A. This Plan became effective when adopted by the Board and approved by the stockholders in 1993. On June 8, 1995, the Board approved an amendment to the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term thereof from 900,000 shares to 1,500,000 shares and (ii) increase the number of Ordinary Shares for which options may be granted to any one individual from 300,000 shares to 500,000 shares. The stockholders approved those amendments at the 1995 Annual Meeting.

         B. In June 1996, the Board amended the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 1,500,000 Ordinary Shares to 2,000,000 Ordinary Shares. The stockholders approved such amendment at the 1996 Annual Meeting.

         C. On August 15, 1996, the Board amended and restated the Plan to authorize, among other things, the separate but concurrent jurisdiction of the Discretionary Option Grant Program by the Primary Committee and one or more Secondary Committees of the Board, with the Primary Committee to have the sole authority to administer such program with respect to Section 16 Insiders.

         D. In September 1996, the Board approved an amendment to the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 2,000,000

Ordinary Shares to 2,600,000 Ordinary Shares. Such share increase is subject to stockholder approval at the 1997 Annual Meeting. Should stockholder approval not be obtained, then the 600,000-share increase to the Ordinary Share reserve shall not be implemented, and any stock options granted on the basis of that 600,000-share increase shall immediately terminate without becoming exercisable for the Ordinary Shares subject to those options, and no additional options will be granted on the basis of such share increase.

         E. The Plan shall terminate upon the earlier of (i) November 30, 2003 or (ii) the date on which all Ordinary Shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

V.       USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of Ordinary Shares pursuant to option grants under the Plan shall be used for general corporate purposes.

VI.      REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any Ordinary Shares upon the exercise or surrender of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Ordinary Shares issued pursuant to it.

         B. No Ordinary Shares or other assets or securities shall be issued or delivered under this Plan unless and until there shall have been compliance with (i) all applicable requirements of U.S. and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Ordinary Shares issuable under the Plan, (ii) all applicable listing requirements of any securities exchange on which the Ordinary Shares are then listed for trading and (iii) all applicable requirements of Singapore law.

VII.     NO EMPLOYMENT/SERVICE RIGHTS

         Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

VIII.    MISCELLANEOUS PROVISIONS

         A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Ordinary Shares or other assets or securities under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

         B. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                         FLEXTRONICS INTERNATIONAL LTD.

                               2090 Fortune Drive
                           San Jose, California 95131

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned being a member of Flextronics International Ltd. hereby appoints Michael E. Marks or failing whom Tsui Sung Lam, as Proxy of the undersigned and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all of the Ordinary Shares of Flextronics International Ltd., held of record by the undersigned on August 18, 1997, at the Annual General Meeting of Flextronics International Ltd. to be held September 26, 1997, or at any adjournment thereof.

        This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposals 1 2, 3, 4, 5, and 6 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Annual Meeting.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                                             ---------------
                                                             SEE REVERSE
                                                             SIDE
                                                             ---------------
--------------------------------------------------------------------------------
                                                                   Please mark
                                                            [X]    votes as in
                                                                   this example.

The Board of Directors unanimously recommends that a vote FOR Proposals 1, 2, 3, 4, 5 and 6. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, and 6 if no specification is made.

1.      To re-elect Tsui Sung Lam to the Board of            FOR        AGAINST      ABSTAIN
        Directors.                                           [ ]          [ ]          [ ]

2.      To receive and adopt the Directors' Report,          FOR        AGAINST      ABSTAIN
        Auditors' Report and Audited Accounts for the        [ ]          [ ]          [ ]
        fiscal year ended March 31, 1997.

3.      To appoint Arthur Andersen LLP as independent        FOR        AGAINST      ABSTAIN
        auditors of the Company for the fiscal year          [ ]          [ ]          [ ]
        ended March 31, 1998 in place of retiring
        auditors, Ernst & Young, and to authorize the
        Directors to fix their remuneration.

4.      To approve an Ordinary Resolution to increase        FOR        AGAINST      ABSTAIN
        the number of shares authorized under the 1993       [ ]          [ ]          [ ]
        Share Option Plan to 2,600,000 Ordinary Shares.

5.      To approve an Ordinary Resolution to adopt the       FOR        AGAINST      ABSTAIN
        Company's 1997 Employee Share Purchase Plan.         [ ]          [ ]          [ ]

6.      To approve an Ordinary Resolution relating to        FOR        AGAINST      ABSTAIN
        Ordinary Share issuances.                            [ ]          [ ]          [ ]

    In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

 Signature:                                      Date:                   , 1997
           ------------------------------------        ------------------

 Signature:                                      Date:                   , 1997
           ------------------------------------        ------------------

                                 (Reverse Side)

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
  THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.